Exhibit 10.14
[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Imperial Holdings LLC
701 Park of Commerce Boulevard, Suite 301
Boca Raton, FL 33487
September 14, 2009
Lexington Insurance Company
c/o Risk Finance
Attention: President
Chartis
70 Pine Street, 5th Floor
New York, New York 10270
National Fire & Marine Insurance Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Ladies and Gentlemen:
     This letter agreement (including any exhibits hereto, this “Letter Agreement”) relates to (i) Lender Protection Insurance Policy (Policy No. 7113491), issued by Lexington Insurance Company (the “Insurer”) to Imperial PFC Financing II, LLC, a Georgia limited liability company (the “Insured”), effective as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Policy”), a copy of which is attached as Exhibit A hereto and (ii) Contingent Lender Protection Insurance Policy (Policy No. 92SRD102526), issued by National Fire & Marine Insurance Company (the “Contingent Insurer” and together with the Insurer, the “LPIC Insurers” and each an “LPIC Insurer”) to the Insured, effective as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Contingent Policy”), a copy of which is attached as Exhibit B hereto. Any capitalized term used in this Letter Agreement but not defined herein (including in Section 12 hereof) shall have the meaning set forth in the Policy.
     We, Imperial Holdings LLC, a Florida limited liability company (“we” or the “Company”), have caused the Retail Lender to enter into (i) a Master Participation Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Master Participation Agreement”), between the Retail Lender, as seller, and the Insured, as purchaser, pursuant to which the Retail Lender has agreed to sell and transfer without recourse, and the Insured has agreed to purchase a participation interest in certain insurance premium loans and (ii) certain Insurance Premium Loan Sale and Assignment Agreements (as amended, supplemented or otherwise modified from time to time, each an “Assignment Agreement”), between the Retail Lender, as assignor, and the Insured, as assignee, pursuant to which the Retail Lender has agreed to sell and assign to the Insured, and the Insured has agreed to purchase and assume, certain insurance premium loans.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
1.	Representations, Warranties and Covenants of the Company and each LPIC Insurer.
(a)	The Company represents, warrants and covenants to each LPIC Insurer as follows:
(i)	The Company has all requisite authority to execute, deliver and perform its obligations under this Letter Agreement. This Letter Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii)	The Company and each other Imperial Party has conducted and will conduct at all times prior to the termination of all obligations owing under or in connection with this Letter Agreement, the Policy, the Contingent Policy, any Coverage Certificate, the Remarketing Agreement and any other document or agreement executed or delivered by any such Person relating thereto or in connection therewith (collectively, as the same may be amended, supplemented or otherwise modified from time to time, the “Imperial LPIC Documents”) its respective business in all material respects in accordance with all state and federal laws, statutes, rules and regulations applicable to such entity.

(iii)	The Company and each other Imperial Party that will perform services or take actions in connection with the transactions contemplated by any Imperial LPIC Document or any Loan Document (A) has consulted and will continue to consult until the termination of all obligations owing under any Imperial LPIC Document, qualified outside legal counsel with respect to applicable legal and regulatory matters (including all applicable state and federal laws, statutes, rules and regulations) relating to the services or actions that the Imperial Parties will undertake in connection with the transactions contemplated by the Imperial LPIC Documents and the Loan Documents (including, rebating, commission sharing and licensing matters), (B) has provided and will continue during such period to provide its in-house counsel and such outside counsel with materially accurate facts on which such counsel may base their research and advice and (C) has conformed and will continue to conform its conduct in accordance with such advice in all material respects.

(iv)	The Company is not, and will not be as a result of executing this Letter Agreement, in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court or governmental or regulatory authority, agency or other body having jurisdiction over the Company or any of its assets or property.

(v)	No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any domestic or foreign court or

2

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
governmental or regulatory authority, agency or other body is required to be obtained or made by the Company in connection with this Letter Agreement that has not already been obtained or made.

(vi)	No action, suit, investigation or proceeding is pending or, to the knowledge of the Company, threatened before any court or governmental body seeking any determination or ruling that could materially and adversely affect the performance by the Company of its obligations under this Letter Agreement.

(vii)	(A) The Company has delivered to the Insurer on or prior to the date hereof true and accurate copies of the Loan Documents; (B) the Company shall, upon the request of the Insurer or the Contingent Insurer from time to time and at the Company’s expense, deliver to the requesting LPIC Insurer true and accurate copies of the then-current Loan Documents and any other agreements or documents being used by the Company, any Retail Lender or any of its or their Affiliates in connection with the issuance of Retail Loans that relate to Covered Loans; and (C) in the case of any amendment or modification of any Loan Document that the Company reasonably believes is material and/or likely to adversely affect the interests of the Insurer or the Contingent Insurer (which shall include, without limitation, any amendment or modification to (x) Section 6 of the Insured Disclosure Statement, Representations and Warranties, and Consent provided to the Insurer in accordance with subsection (A) above, which Section 6 provides disclosure concerning the existence of limited insurance capacity and (y) the definition and related calculation of the “Yield Maintenance Premium”), the Company shall not utilize such amended or modified form until (I) it has notified the Insurer (prior the occurrence of a Credit Event) or the Contingent LPIC Insurer (following the occurrence of a Credit Event) thereof (specifying the reasons for such amendments or modifications and whether any relevant governmental authority has suggested, requested or mandated such amendments or modifications) and (II) the date, if any, on which the relevant LPIC Insurer provides written notice that it has no objection to such amendment or modification in writing (any such notice of no objection by any LPIC Insurer not to be unreasonably withheld, and the applicable LPIC Insurer’s failure to deliver a written notice of no objection on or prior to the tenth (10th) Business Day following the date on which the Company supplied such amended or modified form (and such related information) to the relevant LPIC Insurer being deemed to be delivery by such relevant LPIC Insurer of notice of objection as of such date). In the event that the Company believes that it is prudent to amend or modify any Loan Document in a manner which the Company does not reasonably believe to be material or reasonably believes is not likely to adversely affect the interests of the Insurer or the Contingent Insurer (“Non-material Modification”), the Company may nonetheless solicit the Insurer’s (prior to the occurrence of a Credit Event) or the Contingent Insurer’s (following the occurrence of a Credit Event) lack of objection to such amendment or modification, as the case may be, stating the reasons for such amendments or modifications and

3

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
whether any relevant governmental authority has suggested, requested or mandated such amendments or modifications and stating in writing that the Company believes the amendment or modification is a Non-material Modification; the relevant LPIC Insurer’s failure to deliver written notice of objection on or prior to the tenth (10th) Business Day following the date on which the Company supplied such amended or modified form (and such related information) to the relevant LPIC Insurer being deemed to be delivery by such LPIC Insurer of notice of no objection to such Non-material Modification as of such date.

(viii)	The Company or an Affiliate will obtain a legal opinion or legal memorandum from outside local counsel to the Company or such Affiliate (each such legal opinion or legal memorandum shall be addressed to the Company or such Affiliate and is referred to herein as a “Local Counsel Opinion”) qualified to practice in the states of Georgia, Mississippi and Utah (each, a “Loan State”) no later than sixty (60) days after the date hereof, addressing each of the questions set forth on Exhibit C hereto (such questions being, the “Loan State Local Counsel Questions”) pursuant to the laws, rules and regulations of such jurisdiction as in effect as of the date of such Local Counsel Opinion. The Company acknowledges that notwithstanding any other provision of the Policy, this Agreement, the Services and Remarketing Agreement or any other document or agreement entered into by the Insurer, the Insurer shall not be obligated to issue any Coverage Certificates that relate to Retail Loans made in the states of Georgia, Mississippi or Utah after the day on which such sixty (60) day period has elapsed if the Insurer has not received a copy of a Local Counsel Opinion covering the law of such state prior to the end of such sixty (60) day period. Notwithstanding the foregoing, the requirement set forth in this Section 1(a)(viii) as it relates to a particular Loan State shall be deemed satisfied if the Company or an Affiliate has provided a Local Counsel Opinion or related bring-down of a previously delivered Local Counsel Opinion to the Insurer in connection with another transaction between the Insurer and the Company at any time during the same calendar year.

(ix)	The Company or an Affiliate will obtain a Local Counsel Opinion from outside local counsel to the Company or such Affiliate qualified to practice in the states of California, Florida and New York (each, a “Policy State”) no later than sixty (60) days after the date hereof, addressing each of the questions set forth on Exhibit D hereto (such questions being, the “Policy State Local Counsel Questions”) pursuant to the laws, rules and regulations of such jurisdiction as in effect as of the date of such Local Counsel Opinion. The Company acknowledges that notwithstanding any other provision of the Policy, this Agreement, the Services and Remarketing Agreement or any other document or agreement entered into by the Insurer, the Insurer shall not be obligated to issue any Coverage Certificates that relate to life insurance policies issued by Life Insurance Carriers in a Policy State after the day on which such sixty (60) day period has elapsed if the Insurer has not received a

4

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
copy of a Local Counsel Opinion covering the law of such Policy State prior to the end of such sixty (60) day period. Notwithstanding the foregoing, the requirement set forth in this Section 1(a)(ix) as it relates to a particular Policy State shall be deemed satisfied if the Company or an Affiliate has provided a Local Counsel Opinion or related bring-down of a previously delivered Local Counsel Opinion to the Insurer in connection with another transaction between the Insurer and the Company at any time during the same calendar year.

(x)	The Company will obtain a bring-down of each Local Counsel Opinion delivered in accordance with clauses (viii) and (ix) immediately above on or prior to April 15 (but not prior to April 1) of each year beginning in April 2010; provided that, if the Company or an Affiliate provides the Insurer with a bring-down of a Local Counsel Opinion for a particular jurisdiction meeting this requirement in connection with another transaction between the Insurer and the Company, then such bring-down of the Local Counsel Opinion will satisfy this requirement. Notwithstanding the foregoing, the Company or an Affiliate may obtain a new Local Counsel Opinion in lieu of a bring-down Local Counsel Opinion otherwise required by this clause (x) so long as such new Local Counsel Opinion is dated a date in April of the applicable year and addresses each Loan State Local Counsel Opinion Question or each Policy State Local Counsel Opinion Question, as applicable, pursuant to the laws, rules and regulations of the applicable jurisdiction as in effect as of the date of such new Local Counsel Opinion; provided that, if the Company or an Affiliate obtained a Local Counsel Opinion with respect to the laws, rules and regulations of a jurisdiction pursuant to clause (viii) or (ix) immediately above dated any time from March 1 of a given year to April 15 of such year, then the Company shall not be required to deliver a bring-down of such Local Counsel Opinion until April of the following year. The Company will and will cause each other Imperial Party to conform its conduct accordingly in all material respects to the Local Counsel Opinions or the bring-downs of such Local Counsel Opinions, as applicable.

(xi)	Each LPIC Insurer shall have the right, but not the obligation, from time to time to examine or audit all of the Company’s and/or any other Imperial Party’s books and records that relate to the coverage provided by the Policy and the Contingent Policy. The relevant LPIC Insurer shall notify the Company of such an inspection at least five (5) Business Days in advance. To the extent that such books and records are to be maintained by a third party on behalf of an Imperial Party, the Company shall, and shall cause the relevant Imperial Party to, ensure that any related agreement with such third party allows for the relevant LPIC Insurer to examine such books and records and the Company shall direct such third party to allow the relevant LPIC Insurer to examine such books and records in accordance with this paragraph. Each LPIC Insurer may appoint an Affiliate to conduct the examinations and audits permitted by this clause (x).

5

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(xii)	Upon the commission of an Imperial Prohibited Act by (A) an employee or agent of the Company or any other Imperial Party or (B) any life insurance agents, any life insurance brokers or any life insurance producers, in each case acting in such capacity, the Company shall, and shall cause each other Imperial Party to, take (I) prompt commercially reasonable corrective action, including, but not limited to, prohibiting each applicable employee or agent from working on any further matters that relate to the Insurer and (II) all commercially reasonable action that may be necessary to promptly identify to the Insurer all outstanding Pre-Certificate Review Submissions attributable in any way to such employee or agent.

(xiii)	The Company shall notify the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) within five (5) Business Days of an Authorized Officer becoming aware of (A) any Prohibited Act or Imperial Prohibited Act by any Person or an employee or agent of any Person (including, without limitation, any life insurance agents, any life insurance brokers or any life insurance producers, in each case acting in such capacity), or (B) Advised Conduct which is not, or is likely not, to be in compliance with any law, rule or regulation then in effect in a relevant jurisdiction.

(xiv)	The Company has, and shall maintain, members’ equity of not less than $[*]. The Company shall provide a certificate signed by its Chief Executive Officer or Chief Financial Officer evidencing its satisfaction of this covenant (1) to the Insurer on the date hereof and (2) to the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) quarterly, on or before the date that is thirty (30) days after the end of each fiscal quarter of the Company that occurs during the term of this Letter Agreement. Notwithstanding the foregoing, the requirement set forth in clause (2) immediately above shall be deemed satisfied if the Company has otherwise provided an officer’s certificate to the applicable LPIC Insurer during the relevant reporting period in connection with another transaction between the LPIC Insurers and the Company.

(xv)	The Company has, and shall maintain during the term of this Letter Agreement and for at least a one (1) year period immediately following the term of this Letter Agreement, an errors and omissions insurance policy insuring against errors and omissions exposures relating to or arising out of activities of the Company or any other Imperial Party in connection with the transactions to which this Letter Agreement relates (including, without limitation, the activities of the Company in connection with this Letter Agreement and the activities of Imperial Life and Annuity Services, LLC in connection with the Services and Remarketing Agreement) having a per occurrence limit of at least $[*] and an aggregate limit of at least $[*] from a U.S. carrier rated at least “A” by Standard & Poor’s Rating Services, a division of the McGraw Hill Companies, Inc., or at least “A2” by Moody’s Investor Service Inc. (an “E&O Policy”).

6

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(xvi)	Neither the Company nor any person or entity that holds a direct or indirect interest in the Company or any other Imperial Party is (i) a person or entity listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or (ii) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control.

(xvii)	The Company is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended.

(xviii)	The Company shall, upon the request of either LPIC Insurer and at the Company’s expense, provide the relevant LPIC Insurer with identifying information regarding the Company in connection with the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”), Pub. L., 107-56, 115 Stat. 380 (October 26, 2001), as amended.

(xix)	The Company (A) has performed analyses in respect of FASB Interpretation No. 46 (“Consolidation of Variable Interest Entities”) as in effect on the date hereof and (B) represents and warrants to the Insurer as of the date hereof that, based upon such analyses, the Company will consolidate the financial position and results of the Insured in the consolidated financial statements of the Company. In addition, the Company covenants to each LPIC Insurer that the Company will notify each LPIC Insurer in writing in the event that the Company changes its conclusion regarding the consolidation of the Insured.

(xx)	If, at any time on or after the date of this Letter Agreement, the premium finance program of the Retail Lender referenced in this Letter Agreement is “approved” or “reviewed” by a life insurance carrier, the Company shall provide written notice of such approval or review to the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) within ten (10) Business Days of the Company learning of such approval or review.

(xxi)	The Company shall (i) promptly provide to the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) a copy of all notices delivered by the Insured as borrower pursuant to Section 7.01(a)(i), (ii), (viii) or (x) of the Wholesale Loan Agreement and (ii) cause the Insured to comply with the terms of the Policy and the Contingent Policy and comply with the representations, warranties and covenants of the Insured set forth in the Policy and the Contingent Policy.

(xxii)	The Company shall not permit the Retail Lender to sell, assign or otherwise transfer any Retail Loan that relates to a Covered Loan or any interest therein

7

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
to any Person other than the Insured pursuant to the Master Participation Agreement or an Insurance Premium Loan Sale and Assignment Agreement.

(xxiii)	The Company shall not permit the Retail Lender to make Retail Loans that relate to Covered Loans in any state other than the states of Georgia, Mississippi or Utah.

(xxiv)	(i) The LPIC Insurers’ identity has not been and shall not be disclosed by any Imperial Party or, to the knowledge of any other Imperial Party, any Responsible Party in any offering materials or discussions with rating agencies or any life insurance company without the prior written consent of the Insurer (which consent the Insurer can withhold in its sole and absolute discretion) and (ii) the Policy and the Contingent Policy have not been and shall not be referenced by any Imperial Party or, to the knowledge of any Imperial Party, any Responsible Party in any offering materials or discussions with rating agencies in connection with any rated or unrated securities offering without the prior written consent of the relevant LPIC Insurer (which consent the LPIC Insurers can withhold in their sole and absolute discretion).

(xxv)	None of the reports, financial statements, certificates or other information furnished by or on behalf any Imperial Party to either LPIC Insurer in connection with the negotiation of the Imperial LPIC Documents (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared.

(xxvi)	No Imperial Party will assist with the solicitation or application process of any Covered Policy and no Imperial Party will be appointed by any life insurance carrier or life insurance policy purchaser to act in any such capacity. For the avoidance of doubt, this section does not prohibit any Imperial Party from completing premium finance related forms in connection with the purchase, sale or issuance of any Covered Policy related to a premium finance program that has been reviewed or approved by a Life Insurance Carrier.

(xxvii)	Each fee agreement between Imperial Life & Annuity Services, LLC or any other Imperial Party and any life insurance agent or broker relating to any Covered Loan or prospective Covered Loan will be executed after the Life Insurance Carrier has issued the related Covered Policy. In addition, the fee payable to Imperial Life & Annuity Services, LLC or any other Imperial Party in connection with any fee agreement described in the previous

8

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
sentence is due whether or not the life insurance agent or broker receives its commission from the Life Insurance Carrier.

(xxviii)	As per qualified outside legal counsel, the activities of Imperial Life & Annuity Services, LLC in connection with the transactions contemplated by the Imperial LPIC Documents and/or the Loan Documents, including interactions and fee arrangements with life insurance agents or brokers, comply and will continue to comply with applicable rebating and commission sharing laws and regulations in effect in states where (A) Covered Policies are issued by Life Insurance Carriers and (B) the Retail Lender makes loans secured directly or indirectly by Covered Policies or interests therein.
The representations, warranties and covenants set forth in this Section 1(a) shall survive termination of this Letter Agreement.
(b)	Each LPIC Insurer represents and warrants on behalf of itself to the Company as follows:
(i)	Such LPIC Insurer has all requisite power and authority to execute, deliver and perform its obligations under this Letter Agreement. This Letter Agreement has been duly authorized, executed and delivered by such LPIC Insurer and constitutes a valid and legally binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(ii)	As a result of executing this Letter Agreement, such LPIC Insurer will not be in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court or governmental or regulatory authority, agency or other body having jurisdiction over such LPIC Insurer or any of its assets or property.

(iii)	No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any domestic or foreign court or governmental or regulatory authority, agency or other body is required to be obtained or made by such LPIC Insurer in connection with this Letter Agreement that has not already been obtained or made.

(iv)	No action, suit, investigation or proceeding is pending or, to the knowledge of such LPIC Insurer, threatened before any court or governmental body seeking any determination or ruling that could materially and adversely affect the performance by such LPI C Insurer of its obligations under this Letter Agreement.
The representations, warranties and covenants set forth in this Section 1(b) shall survive termination of this Letter Agreement.

9

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
2.	Enforcement of Rights and Remedies; Monetary Recoveries.
(a)	If the Insurer or the Contingent LPIC Insurer makes a payment pursuant to the Policy or the Contingent Policy, as the case may be, in connection with a Covered Loan or a Covered Policy, then the Company will and will cause each other Imperial Party to use commercially reasonable efforts to enforce all remedies available to the Company or any such Imperial Party under the terms of each guaranty, if any, delivered by or on behalf of a Retail Borrower pursuant to the terms of such Covered Loan (any such amount paid by the Insurer under the Policy in connection with a Covered Loan or Covered Policy being, a “Reimbursable Loss”). In connection with the enforcement of any such guaranty, the Company or any other Imperial Party shall be entitled to settle any enforcement actions on terms and provisions that it considers reasonable under the circumstances and may decline to pursue enforcement actions in the event it considers enforcement imprudent under the circumstances; provided that prior to settling or declining to pursue any such enforcement action, such Imperial Party shall consult with the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) regarding its proposed course of action. Within seven (7) Business Days of receipt by any Imperial Party of any monetary recovery relating to any such guaranty, the Company will pay any such amount to the LPIC Insurer that made the related payment pursuant to the Policy or the Contingent Policy, as the case may be, less any reasonable out-of-pocket expenses incurred by the Company or an Affiliate in enforcing any such guaranty, with the aggregate amount of any such payments to the relevant LPIC Insurer relating to any Covered Loan not to exceed the amount of the Reimbursable Loss associated with such Covered Loan.

(b)	If either LPIC Insurer (i) pays a loss to the Insured pursuant to Section I of the Policy in connection with a Covered Loan and (ii) notifies the Insured in writing, pursuant to Section IV.F.(2) of the Policy, that the Insurer is not requiring transfer of ownership of the related Covered Policy or the Beneficial Interest in the related Trust but is requiring the cooperation of the Insured and the Collateral Agent with regard to such Covered Policy and, if applicable, the Beneficial Interest in the related Trust, then the Company will cause (A) the Insured to take all commercially reasonable and lawful actions requested by the paying LPIC Insurer in connection with Section IV.F.(2) of the Policy and (B) the Insured to (I) instruct the Collateral Agent (or any back-up servicing agent, if applicable) to maintain full rights in such Covered Policy or such Beneficial Interest in the related Trust to the extent required by Section IV.F.(2) of the Policy and to take all commercially reasonable and lawful actions requested by the Insured (which requests of the Insured shall match the instructions received by the Insured from the paying LPIC Insurer with respect to the actions to be taken by the Collateral Agent (or any back-up servicing agent, if applicable)) in connection with Section IV.F.(2) of the Policy, and (II) enforce all rights and remedies available to the Insured should the Collateral Agent (or any back-up servicing agent, if applicable) fail to comply with such instructions.
3.	Indemnification.

10

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(a)	The Company agrees to indemnify and hold harmless each LPIC Insurer, its Affiliates and its and their respective officers, directors, shareholders, controlling persons, employees, agents, advisors, successors, transferees, participants and assigns (each of the foregoing persons being individually called an “Indemnified Party”) from and against any and all claims, demands, damages, losses (including the full amount of any Outstanding Loan Balance paid by such LPIC Insurer under the Policy or the Contingent Policy, as the case may be), liabilities charges and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted against any Indemnified Party (all of the foregoing being collectively called “Losses”), in each case, arising out of, related to, or in connection with or by reason of: (i) the commission of an Imperial Prohibited Act by any of an Imperial Party, PFSC or a Corporate Trustee; (ii) any failure by any Imperial Party to comply with any Local Counsel Opinion; (iii) any breach or alleged breach by (x) the Insured of any representation, covenant or warranty or failure to comply with, any of the statements or agreements set forth in any Imperial LPIC Document; (y) the Company of any representation, covenant or warranty or failure to comply with, any of the agreements set forth in this Letter Agreement or (z) Imperial Life & Annuity Services, LLC of any representation, covenant or warranty or failure to comply with any of the agreements set forth in the LPIC Services and Remarketing Agreement, dated as of the date hereof, among the Insurer, the Contingent LPIC Insurer and Imperial Life & Annuity Services, LLC (as amended, supplemented or otherwise modified from time to time, the “Services and Remarketing Agreement”); (iv) any failure by the Collateral Agent (or any back-up servicing agent, if applicable) to comply with any of the terms set forth in Section IV.F.(2) of the Policy; (v)(A) any act by an Imperial Party, a Collateral Agent, a Servicer or a Corporate Trustee or (B) any act by a Non-Corporate Trustee occurring from and after the time when a Retail Loan is made to the related Retail Borrower, that was, in the case of any act described in (A) or (B), at the time any such act occurred, a fraudulent, illegal, criminal, malicious or grossly negligent act; or (vi) the Contest of a Covered Policy before the related Coverage Certificate Effective Date. The indemnification available to any Indemnified Party under this Section 3 shall not be reduced in any way by any LPIC Premium or Contingent LPIC Premium receivable by the Insurer or the Contingent LPIC Insurer pursuant to the Policy or the Contingent Policy, as the case may be. The Company shall remit payment with respect to a claim for indemnification under this Section 3 within 15 Business Days of notice thereof by an Indemnified Party. The indemnification provided by this Section 3 shall survive the termination of this Letter Agreement.

(b)	If for any reason the indemnification provided in this Section 3 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party, on the one hand, and the Company, on the other hand, but also the relative fault of such Indemnified Party, on the one hand, and the Company, on the other hand, as well as any other relevant equitable considerations.

11

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
4.	Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered by certified mail, return receipt requested, mailed by a nationally recognized overnight courier or sent via facsimile to (i) the Company at 701 Park of Commerce Boulevard, Suite 301, Boca Raton, FL 33487, Attention: Jonathan Neuman, President, facsimile: 240-282-1050, with a copy to Foley & Larder LLP, One Independent Drive, Suite 1300, Jacksonville, FL 32202-5017, Attention: Robert S. Bernstein, Esq., facsimile: 904-359-8700, (ii) the Insurer at 70 Pine Street, 5th Floor, New York, New York 10270, Attention: Surveillance Department, facsimile: 212-943-4054, with a copy to Risk Finance, Attention: Division General Counsel, Chartis, 70 Pine Street, 5th Floor, New York, New York 10270, facsimile: 212-480-3923, (iii) National Fire & Marine Insurance Company, Attention: General Counsel, 100 First Stamford Place, Stamford, CT 06902, Facsimile: (203) 363-5221 or (iv) as to any of such persons, at such other address or facsimile number as shall be designated by such person in a written notice to the other persons.
5.	Governing Law. This Letter Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require or allow for the application of any other jurisdiction’s law.
6.	Remedies. The rights, remedies, powers and privileges of each LPIC Insurer provided herein shall not preclude all other rights, remedies, powers and privileges provided to such LPIC Insurer by law.
7.	Setoff. Each LPIC Insurer shall have the right to setoff any amounts due from such LPIC Insurer to the Company or any Affiliate of the Company against any amounts that are due to such LPIC Insurer from the Company or any Affiliate of the Company.
2.	Dispute Resolution. It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Agreement shall be submitted to binding arbitration. Any such arbitration shall be based on the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated September 1999 (the “Procedures”), as supplemented by the below. The Panel shall consist of three Disinterested arbitrators, one to be appointed by the Petitioners, one to be appointed by the Respondents and the third to be appointed by the two Party-appointed arbitrators. The third arbitrator shall serve as the umpire, who shall be neutral. The arbitrators and umpire shall be persons who have knowledge of the legal, financial, corporate and insurance issues relevant to the matters in dispute and who are (a) current or former officers or executives of an insurer or reinsurer or (b) former state court or federal judges. Within thirty days of the commencement of the arbitration proceeding, each Party shall provide the other Party with the identification of its Party-appointed arbitrator, his or her address (including telephone, fax and e-mail information), and provide a copy of the arbitrator’s curriculum vitae. If either Party fails to appoint an arbitrator within that thirty-day period (or applicable longer period), the non-defaulting Party will appoint an arbitrator to act as the Party-appointed arbitrator for the defaulting Party. The umpire shall be appointed by the two Party-appointed arbitrators as soon as practical (but no later than 30 days) after the appointment of the second arbitrator.

12

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
The Party-appointed arbitrators may consult, in confidence, with the Party who appointed them concerning the appointment of the umpire. Where the two Party-appointed arbitrators have failed to reach agreement on an umpire within the time specified in paragraph (2) immediately above, each Party shall propose to the other in writing, within 7 days thereafter, eight umpire candidates from the ARIAS U.S. Certified Arbitrators List in effect at the time of the commencement of the arbitration. The umpire will then be selected in accordance with 6.7(b)-(e) of the Procedures. (Unless the Parties agree otherwise, the ARIAS U.S. Umpire Questionnaire Form in effect at the time of the commencement of the arbitration shall be used).
The arbitration shall take place in New York, New York. Unless prohibited by law, the Supreme Court of the State and County of New York and the United States District Court for the Southern District of New York shall have exclusive jurisdiction over any and all court proceedings that either Party may initiate in connection with the arbitration, including proceedings to compel, stay, or enjoin arbitration or to confirm, vacate, modify, or correct an Arbitration Award.
The arbitration award shall not include attorneys’ fees or other costs. Each party shall bear the expense of its own arbitration activities, including its appointed arbitrator and its outside attorney or witness fees, and the parties shall equally bear the expense of the umpire and the common expenses of the arbitration proceeding.
For purposes of this Section 11, the terms “Arbitration Award,” “Disinterested,” “Notice of Arbitration,” “Panel,” “Party” (or “Parties”), “Petitioner,” “Respondent,” and “Response” shall have the meanings set forth in article 2 of the Procedures (Definitions).
It is understood and agreed that to the extent that they shall be involved in a dispute with the Company hereunder, for the purposes of this Section 8, the LPIC Insurers shall be deemed to be a single Party (and a single Petitioner or Respondent, as the case may be).
In the event of any conflict between the Procedures and this Section 8, this Section 8, and not the Procedures, will control. This Section 8 shall survive termination of this Letter Agreement.
8.	Construction; Entire Agreement. Each LPIC Insurer and the Company hereby acknowledge that they were represented by competent and experienced legal counsel of their choice in connection with the negotiation, execution and delivery of this Letter Agreement, and the Company acknowledges that it is entering into the transactions contemplated by this Letter Agreement with full knowledge and acceptance of its terms, conditions and significance, without any reliance on any representation, warranty, advice or other statement by any LPIC Insurer or any of its representatives or advisors regarding any legal, tax or accounting implications or other requirements. Accordingly, in any dispute concerning this Letter Agreement, such dispute shall be resolved without any presumption or rule of construction in favor of any party or any related or similar doctrine. This Letter Agreement contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof. The parties acknowledge that they are not entering into this Letter Agreement in reliance upon any term, condition, representation or warranty not stated or

13

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
referred to herein and that this Letter Agreement replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

9.	Counterparts. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same document.

10.	Amendments. This Letter Agreement may be amended, modified, supplemented or terminated only by a written instrument signed by the Insurer (prior to the occurrence of a Credit Event), the Contingent Insurer and the Company.

11.	Defined Terms. For purposes of this Letter Agreement:
“Accredited investor” shall have the meaning set forth in Section 1(a)(xv).
“Advised Conduct” shall have the meaning set forth in section B(2) of Imperial Prohibited Act as defined in this Section 12.
“Affiliate” of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person or (ii) is an officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power: (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.
“Authorized Officer” means any member of the board of directors or managers of an entity, chief executive officer, president, chief operating officer, chief financial officer, treasurer, general counsel or lead regulatory officer responsible for ensuring compliance with all applicable lending and insurance statutes, rules and regulations.
“Contingent Insurer” shall have the meaning set forth in Preamble.
“Contingent Policy” shall have the meaning set forth in Preamble.
“Corporate Trustee” means any institutional trustee that is appointed as trustee or co-trustee of a Retail Borrower at the request of the Retail Lender.
“E&O Policy” shall have the meaning set forth in Section 1(a)(xiii).
“Imperial LPIC Documents” shall have the meaning set forth in Section 1(a)(ii).
“Imperial Party” means any of the Company, any Retail Lender, the Insured and/or their respective Affiliates and its and their respective officers, directors and employees.
“Imperial Prohibited Act” means any of the following:

14

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(A) in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy,
(1)	and/or for the purpose of encouraging the issuance of or application for such Covered Policy or a loan supported directly or indirectly by such Covered Policy, providing any upfront inducement or gift valued in excess of $[*] or otherwise in violation of applicable law for the benefit of a borrower, any beneficiary or owner thereof and/or the Underlying Life and/or the spouse or significant other of the Underlying Life; provided that the conduct described in following provisions (a) and (b) shall not constitute an upfront inducement or gift for purposes of this clause (1) so long as such conduct does not violate applicable law:
(a)	conduct that does not result in the Retail Borrower being entitled to borrow amounts under the related Retail Loan that exceed the aggregate sum of: (i) the amount of life insurance premium previously paid, or that will be paid by such Retail Borrower thereafter in accordance with such Retail Loan, in order to keep the related Covered Policy in force from the date of issuance thereof through the 60th day after the related Maturity Date, (ii) the related LPIC Premium, (iii) the related Contingent LPIC Premium and (iv) costs and expenses that such Retail Borrower has incurred in connection with the related Retail Loan or has previously paid in respect of such Covered Policy or a loan supported by such Covered Policy; and/or

(b)	any reasonable business marketing activity, event or meal conducted by any employee or Authorized Officer of the Retail Lender or any Affiliate thereof or a Responsible Party for the benefit of the Retail Borrower, any beneficiary of the Retail Borrower, and/or the Underlying Life and/or the spouse or significant other of the Underlying Life, and paid for by the Retail Lender or any Affiliate thereof or a Responsible Party without any condition that the recipient or beneficiary thereof purchase or finance any insurance;
(2)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy, causing any portion of the death benefit from such Covered Policy to be paid to parties other than (a) those with an insurable interest in the Underlying Life, (b) beneficiaries chosen by the Underlying Life (in any case, other than the Retail Lender or any Affiliate thereof, a Responsible Party or any Authorized Officer of any of the foregoing) or (c) the Retail Lender in satisfaction of the related Covered Loan; provided that, the amount collected by the Retail Lender may not exceed the outstanding loan principal, together with related interest and reasonable and customary charges or fees; and provided further that if (i) the aggregate amount of charges and fees with regard to such Covered Loan, other than LPIC Premium, does not exceed [*] percent ([*]%) of the Covered Loan Amount or (ii) no LPIC Premium is charged directly to the Retail Borrower and identified as such under a Covered Loan, the aggregate

15

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
amount of charges and fees with regard to such Covered Loan does not exceed the sum of [*] percent ([*]%) of the Covered Loan Amount plus the amount of LPIC Premium paid in connection with such Covered Loan, then such charges and fees shall be considered reasonable and customary for purposes of this clause (2);

(3)	requiring a borrower to sell, assign (other than through a pledge of such Covered Policy or related Beneficial Interest as collateral and any foreclosure or liquidation of such collateral to satisfy such loan and related amounts) or settle such Covered Policy that acts as collateral or penalizing such borrower for not selling, assigning or settling any such Covered Policy;

(4)	(a) requiring a borrower to share or otherwise forfeit any proceeds derived from the future sale, assignment or settlement of such Covered Policy (other than through a pledge of such Covered Policy or related Beneficial Interest as collateral and any foreclosure or liquidation of such collateral to satisfy a loan and related amounts); it being understood that no part of this clause (a) is intended to allow the use of an interest rate that (i) is not fixed, (ii) is not correlated to a commercially accepted index or instrument (such as “Libor”, “prime” or a U.S. treasury bill) or (iii) may otherwise result in any Person paying or owing any amount contingent upon the future value or sale price of a Covered Policy or (b) requiring a borrower to consummate any such sale, assignment or settlement with a particular agent or settlement company; or

(5)	penalizing a borrower for prepaying any such loan other than pursuant to a market prepayment penalty, make whole premium or early termination fee; provided that a prepayment penalty, make whole premium or early termination fee that (i) is consistent with the “Yield Maintenance Premium” set forth in the Retail Loan Documents and in any event (ii) does not result in the borrower paying more than it would have paid in full satisfaction of the Covered Loan at maturity shall be considered a market prepayment penalty, make whole premium or early termination fee for purposes of this clause (5);
or
(B)	(1)	conduct that, in the reasonable determination of the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event), causes a material number of Covered Loans issued in any jurisdiction to fail to meet in any material respect the factual assumptions or conform to the legal advice set forth in the Local Counsel Opinion most recently obtained by the Company or an Affiliate with respect to the laws, rules and regulations of such jurisdiction; provided that if the Company and its Affiliates have taken reasonable steps to ensure that the Covered Loans comply with (i) the facts identified by the Company or an Affiliate and relied upon by counsel in giving the legal advice set forth in the Local Counsel Opinion (other than any such facts identified in the Local Counsel Opinion as not being in compliance with applicable law in the relevant state or otherwise contradicted by

16

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
facts identified by counsel in such Local Counsel Opinion), (ii) any facts identified by counsel in the Local Counsel Opinion that are in addition to the facts identified by the Company or an Affiliate and that are relied up by counsel in giving such legal advice, and (iii) any facts identified by counsel in the Local Counsel Opinion that contradict the facts identified by the Company or an Affiliate and that are relied upon by counsel in giving such legal advice, then the Company and its Affiliates will not be treated as having engaged in conduct described in this clause (vi) in respect to such Covered Loans;

(2)	failing to take corrective action within thirty (30) days of an Authorized Officer of the Company or an Affiliate of the Company becoming aware that any conduct undertaken in any jurisdiction by the Company or any Affiliate of the Company as a result of or relating to a Local Counsel Opinion delivered with respect to the laws, rules or regulations of such jurisdiction (any such conduct so undertaken being, “Advised Conduct”) was or is, or that there is a substantial likelihood that such Advised Conduct was or is, not in compliance with any law, rule or regulation then in effect in such jurisdiction (including, without limitation, as a result of the enactment of a new law, rule or regulation after the date on which the Local Counsel Opinion (or bring-down thereof) was delivered); provided that, if (a) the Company or any Affiliate of the Company undertakes any Advised Conduct in a jurisdiction that it believes, in good faith, complies in all material respects with the facts, circumstances and/or standards set forth in the most recent Local Counsel Opinion (or bring-down thereof) delivered in such jurisdiction, (b) a party asserts that such Advised Conduct was or is not in compliance (for reasons other than the enactment of a new law, rule or regulation after the date on which such Local Counsel Opinion (or bring-down thereof) was delivered) with any law, rule or regulation cited or referred to in such Local Counsel Opinion (or bring-down thereof) and (c) the Company or any Affiliate of the Company is in good faith challenging whether such Advised Conduct was or is not in compliance with such law, rule or regulation, then an Authorized Officer of the Company or any Affiliate of the Company (y) until the earlier of the decision by the relevant Imperial Party to no longer continue such challenge or a final determination has been made regarding the matter, shall not be deemed to be aware that there is a substantial likelihood that Advised Conduct was or is not in compliance with any such law, rule or regulation and shall not be required to take corrective action with regard to such Advised Conduct and (z) shall provide prompt written notice of the existence of any such challenge, and the facts relating to such challenge, to the Insurer (for purposes of this clause (B)(2), “final determination” shall mean an order of a court, a decision of an arbitration panel or a non-appealable ruling of an administrative law tribunal, in each case with jurisdiction over the matter); or

(3)	failing to provide written notice to the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) within thirty (30) days following any Authorized Officer of the Company or any Affiliate of the Company obtaining knowledge that a Prohibited Act or an Imperial Prohibited Act has been committed.

17

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
For the avoidance of doubt and notwithstanding the foregoing, any isolated or non-sanctioned conduct by an employee or agent of the Imperial Parties (other than an Authorized Officer of the Company or an Affiliate of the Company) shall not be treated as an Imperial Prohibited Act provided that an Authorized Officer of the Company or an Affiliate of the Company provides written notice to the Insurer (prior to the occurrence of a Credit Event) or the Contingent Insurer (following the occurrence of a Credit Event) within thirty (30) days following the time any Authorized Officer of the Company or an Affiliate of the Company obtains knowledge that such act or conduct has occurred or been committed and the Imperial Parties take appropriate remedial actions, in accordance with Section 1(a)(x) of this Letter Agreement.
“Indemnified Party” shall have the meaning set forth in Section 3.
“Insurer” shall have the meaning set forth in Preamble.
“Insured” shall have the meaning set forth in Preamble.
“Letter Agreement” shall have the meaning set forth in Preamble.
“Loan Documents” means (a) the Master Participation Agreement, (b) each Assignment Agreement and (c) for each Covered Loan, the relevant documents entered into in connection with the issuance of such Covered Loan, including without limitation the relevant loan application and agreement; promissory note; escrow agreement; beneficiary pledge agreement; assignment of life insurance policy as collateral; guaranty; trust disclosure statement, representations and warranties, and consent; authorization and direction to provide death certificate; limited specific power of attorney; authorization forms for use and disclosure of health information; brokers rights of agent; limited power of attorney; hold harmless agreement; insured disclosure statement, representations and warranties, and consent; representations, warranties and covenants of agent; single case agreement; contact form, notifier letter, assignment of beneficial interest; fee agreement and the form of trust or model trust provisions, in each case in the form provided to the Insurer on the Effective Date.
“Loan State” shall have the meaning set forth in Section 1(a)(viii).
“Loan State Local Counsel Questions” shall have the meaning set forth in Section 1(a)(viii).
“Local Counsel Opinion” shall have the meaning set forth in Section 1(a)(viii).
“Losses” shall have the meaning set forth in Section 3.
“LPIC Insurers” and “LPIC Insurer” shall have the meaning set forth in Preamble.
“Master Participation Agreement” shall have the meaning set forth in the Preamble.
“Non-Corporate Trustee” means any trustee or co-trustee of a Retail Borrower other than a Corporate Trustee.
“Non-material Modification” shall have the meaning set forth in Section 1(a)(vii).

18

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
“PFSC” means Portfolio Financial Servicing Company, a Delaware corporation.
“Policy” shall have the meaning set forth in Preamble.
“Policy State” shall have the meaning set forth in Section 1(a)(ix).
“Policy State Local Counsel Questions” shall have the meaning set forth in Section 1(a)(ix).
“Reimbursable Loss” shall have the meaning set forth in Section 2(a).
“Servicer” means the company that serves as servicer or back-up servicer for the Retail Lender, which company shall initially be PFSC.
“Services and Remarketing Agreement” shall have the meaning set forth in Section 3(a).
“USA Patriot Act” shall have the meaning set forth in Section 1(a)(xviii).
“We” or the “Company” shall have the meaning set forth in Preamble.
13.	Assignment. This Letter Agreement may not be assigned by any party without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that the Insurer may assign this Letter Agreement, without the need to obtain the prior written consent of the Company or the Contingent LPIC Insurer, to any entity to whom the Insurer assigns the Policy and the Contingent Insurer may assign this Letter Agreement, without the need to obtain the prior written consent of the Company or the Insurer, to any entity to whom the Contingent Insurer assigns the Contingent Policy.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

19

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Letter Agreement and returning it to us.

Sincerely, IMPERIAL HOLDINGS LLC
By:
Name:
Title:

AGREED TO AND ACCEPTED BY: LEXINGTON INSURANCE COMPANY
By:
Name:
	Title:	Authorized Representative

NATIONAL FIRE & MARINE INSURANCE COMPANY
By:
Name:
Title:

Signature Page to Letter Agreement

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT A
COPY OF POLICY
(see attached)

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
STRICTLY CONFIDENTIAL AND PROPRIETARY
LEXINGTON INSURANCE COMPANY
100 Summer Street
Boston, Massachusetts 02110
THIS CONTRACT IS REGISTERED AND DELIVERED AS A SURPLUS LINE COVERAGE UNDER THE SURPLUS LINE INSURANCE LAW O.C.G.A. CHAPTER 33-5.
LENDER PROTECTION INSURANCE POLICY
POLICY NUMBER: 7113491
DECLARATIONS

Item 1. Insured’s Name:	Imperial PFC Financing II, LLC

Insured’s Address:	191 Peachtree Street NE Suite 3300 Atlanta, Georgia 30303 Attention: David Manchester

Item 2. Effective Date:	September 14, 2009

Item 3. Term:	Continuous from the Effective Date until the earlier of: (i) the date of the third (3rd) anniversary of the Effective Date or (ii) the date this Policy is terminated (See “Section VI — Termination And Prohibited Acts” for more detail regarding termination.)

Item 4. Limit of Liability:	For each Covered Loan, the Limit of Liability shall be the amount set forth as such in the applicable Coverage Certificate.

Item 5. LPIC Premium:	For each Covered Loan, the LPIC Premium shall be the amount set forth as such in the applicable Coverage Certificate.

Terrorism Coverage Premium: zero (0).
All LPIC Premium is exclusive of any premium tax, any intermediary commission and any other applicable taxes, fees or surcharges, all of which (if applicable) shall be the sole responsibility of the Insured or its Surplus Lines Broker.

Item 6. Surplus Lines Broker:	William Lee Mershon

Mailing Address:	Hays Companies 80 S. 8 th Street, Suite 700 Minneapolis, MN 55402

License No.:	Georgia License No. 665715
i
© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Item 7. Attachments:	Exhibit A — Form of Coverage Certificate Exhibit B — Form of Proof of Loss
Exhibit 1 — Calculation of Outstanding Loan Balance Exhibit C — Form of Application For Lender Protection Insurance Coverage

LEXINGTON INSURANCE COMPANY
By:
Authorized Representative
Signed on September 14, 2009

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
POLICYHOLDER NOTICE
Thank you for purchasing insurance from a member company of American International Group, Inc. (AIG). The AIG member companies generally pay compensation to brokers and independent agents, and may have paid compensation in connection with your policy. You can review and obtain information about the nature and range of compensation paid by AIG member companies to brokers and independent agents in the United States by visiting our website at www.aigproducercompensation.com or by calling AIG at 1-800-706-3102.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
POLICYHOLDER DISCLOSURE
NOTICE OF TERRORISM INSURANCE COVERAGE
(APPLICABLE TO CERTIFIED AND NON-CERTIFIED ACTS)
                                        Insurance Act, as amended, that you have a right to purchase insurance coverage for losses resulting from acts of terrorism, as defined in Section 102(1) of the Act: The term “act of terrorism” means any act that is certified by the Secretary of the Treasury—in concurrence with the Secretary of State, and the Attorney General of the United States—to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property, or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of certain air carriers or vessels or the premises of a United States mission; and to have been committed by an individual or individuals as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.
YOU SHOULD KNOW THAT WHERE COVERAGE IS PROVIDED BY THIS POLICY FOR LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM, SUCH LOSSES MAY BE PARTIALLY REIMBURSED BY THE UNITED STATES GOVERNMENT UNDER A FORMULA ESTABLISHED BY FEDERAL LAW. HOWEVER, YOUR POLICY MAY CONTAIN OTHER EXCLUSIONS WHICH MIGHT AFFECT YOUR COVERAGE, SUCH AS AN EXCLUSION FOR NUCLEAR EVENTS. UNDER THE FORMULA, THE UNITED STATES GOVERNMENT GENERALLY REIMBURSES 85% OF COVERED TERRORISM LOSSES EXCEEDING THE STATUTORILY ESTABLISHED DEDUCTIBLE PAID BY THE INSURANCE COMPANY PROVIDING THE COVERAGE. THE PREMIUM CHARGED FOR THIS COVERAGE IS PROVIDED BELOW AND DOES NOT INCLUDE ANY CHARGES FOR THE PORTION OF LOSS THAT MAY BE COVERED BY THE FEDERAL GOVERNMENT UNDER THE ACT.
YOU SHOULD ALSO KNOW THAT THE TERRORISM RISK INSURANCE ACT, AS AMENDED, CONTAINS A $100 BILLION CAP THAT LIMITS U.S. GOVERNMENT REIMBURSEMENT AS WELL AS INSURERS’ LIABILITY FOR LOSSES RESULTING FROM CERTIFIED ACTS OF TERRORISM WHEN THE AMOUNT OF SUCH LOSSES IN ANY ONE CALENDAR YEAR EXCEEDS $100 BILLION. IF THE AGGREGATE INSURED LOSSES FOR ALL INSURERS EXCEED $100 BILLION, YOUR COVERAGE MAY BE REDUCED.
Acceptance or Rejection of Terrorism Insurance Coverage

☑	I hereby elect to purchase terrorism coverage for a prospective premium of $-0-

I hereby decline to purchase terrorism coverage for certified acts of terrorism. I understand that I will have no coverage for losses resulting from certified acts of terrorism. I further understand that by declining to purchase coverage for certified acts of terrorism, I am also declining to purchase coverage for non-certified acts of terrorism. This will be reflected in the policy by Terrorism Exclusion — Form No. 96554(2/08). (

Policyholder/Applicant’s Signature

IMPERIAL PFC FINANCING II, LLC	September 11 , 2009

Policyholder/Applicant’s Printed Name	Date

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
LEXINGTON INSURANCE COMPANY
100 Summer Street
Boston, Massachusetts 02110
THIS CONTRACT IS REGISTERED AND DELIVERED AS A SURPLUS LINE COVERAGE UNDER THE SURPLUS LINE INSURANCE LAW O.C.G.A. CHAPTER 33-5.
LENDER PROTECTION INSURANCE POLICY
POLICY NUMBER: 7113491
In consideration of the Insurer’s receipt of the LPIC Premium, in reliance on the representations, warranties, acknowledgements and covenants of the Insured contained herein, and in accordance with and subject to the terms, conditions, limitations and exclusions contained herein, including the Declarations, Coverage Certificates and any exhibits, schedules, endorsements or other documents attached hereto or incorporated herein by reference, which together shall constitute this Lender Protection Insurance Policy (this “Policy”), Lexington Insurance Company (the “Insurer”) and Imperial PFC Financing II, LLC (the “Insured”) agree as follows:
Section I. Insuring Agreement and Loss Calculation
Subject to the terms and conditions of this Policy:
This Policy covers loss arising in respect of Coverage Certificates issued by the Insurer to the Insured during the Term of this Policy. If the Outstanding Loan Balance applicable to any Covered Loan is greater than zero (0) on the date the Insured or the LPIC Servicer submits a related Proof of Loss to the Insurer in accordance with Section IV.C, then the Insurer shall, within thirty (30) days after its receipt of such related Proof of Loss, pay to the Insured, via electronic funds transfer to the Insured’s Account the applicable Outstanding Loan Balance as of the related Payment Date. For the avoidance of doubt, a Proof of Loss may only be delivered to the Insurer on or after the Loss Notification Date.
For purposes of this Policy, “Outstanding Loan Balance” means, for each Covered Loan, an amount equal to the sum of (i) the applicable Covered Loan Amount (as adjusted downward, on a dollar for dollar basis, if the amount of covered life insurance premium actually borrowed under such Covered Loan as of such calculation date is less than the Covered Life Insurance Premium) plus (ii) the applicable Aggregate Interest Amount (adjusted, if necessary, in accordance with Section IV.C) minus (iii) the applicable Covered Loan Settlement-Related Amount.
For the avoidance of doubt, if any premium in excess of the Total Life Insurance Premium is paid to a Life Insurance Carrier with respect to a Covered Policy for the purpose of (a) keeping such Covered Policy in force beyond the sixtieth (60th) day after the Maturity Date to the extent required by this Policy or (b) complying with Section IV.D(2), then such excess premium shall not be included in the calculation of Outstanding Loan Balance unless (i) the Insurer shall have agreed in writing to include such excess premium in the calculation of Outstanding Loan Balance and (ii) the Insured shall have paid to the Insurer any applicable additional LPIC Premium required in consideration of the Insurer’s agreement to do so.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Notwithstanding anything to the contrary, payment of loss under this Policy shall only be made in full compliance with all United States of America economic or trade sanction laws or regulations, including without limitation sanctions, laws and regulations administered and enforced by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”).
Section II. Limit of Liability
With respect to each Covered Loan, the Limit of Liability is the maximum amount that the Insurer will pay under this Policy.
Section III. LPIC Premium
A.	With respect to each Covered Loan, the Insurer’s receipt of the LPIC Premium on or before the related Coverage Certificate Effective Date is a condition precedent to any coverage being provided by this Policy for such Covered Loan; provided, however, that the Insurer’s receipt of such LPIC Premium no later than one (1) Business Day following the related Coverage Certificate Effective Date shall be deemed to satisfy such condition precedent with regard to the related Covered Loan.

B.	All LPIC Premium shall be paid to the Insurer by wire transfer in immediately available funds, free and clear of any setoff, counterclaim or other deduction.

C.	All LPIC Premium is exclusive of any premium tax, any intermediary commission and any other applicable taxes, fees or surcharges, all of which (if applicable) shall be the sole responsibility of the Insured or its Surplus Lines Broker.

D.	All LPIC Premium shall be fully earned upon receipt by the Insurer and nonrefundable, provided that, the Insurer shall return to the Insured any LPIC Premium as required pursuant to Section XI.N.
Section IV. Conditions Precedent to Coverage; Conditions to Payment of Outstanding Loan Balance
With respect to each Covered Loan and each applicable Covered Policy (including any applicable Covered Policy that qualifies as an Exempt Covered Policy), the inception of coverage under this Policy is subject to satisfaction of the conditions precedent that:
(i)	The Insured has purchased (a) participations in the related Retail Loan pursuant to the Master Participation Agreement or (b) the related Retail Loan pursuant to the Insurance Premium Loan Sale and Assignment Agreement, such that such participations or such Retail Loan qualifies as a Covered Loan; and

(ii)	The Insurer shall have issued the applicable Coverage Certificate and received the applicable LPIC Premium in accordance with Section III — LPIC Premium.
With respect to each Covered Loan and each applicable Covered Policy (including any applicable Covered Policy that qualifies as an Exempt Covered Policy), and provided that the conditions precedent to the inception of coverage that are set forth in the preceding paragraph have been satisfied, the Insurer’s obligation to pay any applicable Outstanding Loan Balance is

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
subject to satisfaction of the following conditions precedent:
A.	For each applicable Covered Policy, an amount of premium shall have been paid to the applicable Life Insurance Carrier so that such Covered Policy has remained continuously in force through the sixtieth (60th) day after the related Maturity Date. Notwithstanding the foregoing, this condition precedent shall be deemed to be satisfied with respect to a Covered Policy if the aggregate amount of premium paid to the applicable Life Insurance Carrier prior to the lapse of such Covered Policy equaled or exceeded the Total Life Insurance Premium set forth in the related Coverage Certificate.

B.	For any Covered Policy for which a Bankruptcy-Related Failure to Sell has occurred, the Insured or the LPIC Servicer or any other Person (other than the Insurer) shall have paid or caused to be paid all premiums necessary to keep such Covered Policy in force for the period extending from the [*] ([*]th) day after the Maturity Date up to and including the [*] ([*]th) day after the Maturity Date; provided, that the Insurer may, in its sole discretion, waive this condition precedent, by express notice of waiver in writing to the Insured, following the Insurer’s evaluation of the relevant Covered Policy for which a Bankruptcy-Related Failure to Sell has occurred.

C.	The Insured or the LPIC Servicer shall have submitted to the Insurer, on or before the [*] ([*]th) day after the related Loss Notification Date, but no earlier than the Loss Notification Date (the “Proof of Loss Due Date”), a Proof of Loss relating to such Covered Loan; provided that:
(1)	if, on or prior to the Proof of Loss Due Date, the Insured or the LPIC Servicer submits a Proof of Loss, or a document that would qualify as a Proof of Loss but for the fact that such document is not properly completed and duly executed, and if the Insurer notifies the Insured that such document was not properly completed and/or duly executed, and if the Insured or the LPIC Servicer submits a properly completed and duly executed replacement Proof of Loss to the Insurer within [*] ([*]) Business Days after the Insured’s receipt of such notification from the Insurer, then in each case the relevant period of time for purposes of calculating the applicable Aggregate Interest Amount will end on the Payment Date;

(2)	if, on or prior to the Proof of Loss Due Date, the Insured or the LPIC Servicer submits a document that would qualify as a Proof of Loss but for the fact that such document is not properly completed and duly executed, and if the Insurer notifies the Insured that such document was not properly completed and/or duly executed, but neither the Insured nor the LPIC Servicer submits a properly completed and duly executed Proof of Loss to the Insurer within [*] ([*]) Business Days after the Insured’s receipt of such notification from the Insurer, then the relevant period of time for purposes of calculating the applicable Aggregate Interest Amount will end on the Proof of Loss Due Date; and

(3)	if the Insured or the LPIC Servicer submits a Proof of Loss to the Insurer after the Proof of Loss Due Date but on or before the [*] ([*]th) day after the Loss Notification Date, then the relevant period of time for purposes of calculating the applicable Aggregate Interest Amount will end on the Proof of Loss Due Date.
For the avoidance of doubt, if the Insured or the LPIC Servicer submits a Proof of Loss

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
to the Insurer after the Proof of Loss Due Date but prior to the date by which a Proof of Loss must be submitted to the Insurer to avoid the related loss being excluded from coverage under this Policy in accordance with Section V.D, then the related Outstanding Loan Balance shall be payable under this Policy but shall reflect the adjustment to the calculation of the Aggregate Interest Amount referenced in (2) and (3) above, as applicable.
A Proof of Loss or replacement Proof of Loss that is submitted by the Insured to the Insurer pursuant to this Section IV.C. shall be deemed to be properly completed and duly executed by the Insured absent written notice to the contrary sent by the Insurer to the Insured within [*] ([*]) Business Days of the Insurer’s receipt of such Proof of Loss or replacement Proof of Loss.
Notwithstanding anything to the contrary in subsections (1), (2) and (3) above of this Section IV.C, with respect to each Covered Policy that is not an Exempt Covered Policy, if the Unencumbered Covered Policy Date applicable to such Covered Policy occurs on a day that is after the [*] ([*]th) day following the Maturity Date of the related Covered Loan, but that is on or before the [*] ([*]th) day after the Maturity Date of the related Covered Loan, then the relevant period of time for purposes of calculating the applicable Aggregate Interest Amount will end on the [*] ([*]th) day following the Maturity Date of the related Covered Loan.
D.	With regard to each Covered Policy that is not an Exempt Covered Policy:
(1)	the Insured (or the Collateral Agent on its behalf) shall have obtained rights in such Covered Policy, or in the related Beneficial Interest (provided that nothing prohibits the Insured, or any other Person to whom the Beneficial Interest is transferred, from having such Covered Policy removed from the related Trust and transferred to the Insured or such other Person), to the extent necessary to cause such Covered Policy or such Beneficial Interest to be sold or otherwise disposed of free and clear of any lien or encumbrance (the date on or after the related Maturity Date on which such rights have been obtained by the Insured or the Collateral Agent, the “Unencumbered Covered Policy Date”; provided that, if such rights were obtained by the Insured or the Collateral Agent prior to the related Maturity Date, the Unencumbered Covered Policy Date shall be deemed to be the related Maturity Date);

(2)	on the related Unencumbered Covered Policy Date, such Covered Policy must be in force and remain in force for a minimum of [*] ([*]) consecutive days thereafter without any additional premium payments required (other than any additional premium payments, if any, that have already been paid prior to such Unencumbered Covered Policy Date); and

(3)	within five (5) Business Days after the Unencumbered Covered Policy Date, the Insured or the LPIC Servicer shall have instructed the Remarketing Agent to sell or otherwise dispose of such Covered Policy or related Beneficial Interest.
E.	In the event of any foreclosure on, or other transfer of, a Covered Policy or the related Beneficial Interest in satisfaction of a Covered Loan (provided that nothing prohibits the Insured, or any other party to whom the Beneficial Interest is transferred, from having

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
such Covered Policy removed from the related Trust and transferred to the Insured or such other party), then (i) the Insured shall have instructed the Remarketing Agent to sell or otherwise dispose of such Covered Policy or such Beneficial Interest, (ii) the Insured, upon request of the Remarketing Agent, shall have delivered to the Remarketing Agent or the purchaser of such Covered Policy or such Beneficial Interest all documentation relating thereto and (iii) the Insured shall not have instructed, caused or permitted any Person other than the Remarketing Agent to sell or otherwise dispose of such Covered Policy or such Beneficial Interest.
F.	If the Remarketing Agent has not sold a Covered Policy or related Beneficial Interest on or before the related Loss Notification Date, then:
(1)	if the Insurer notifies the Insured in writing that the Insurer is requiring transfer of the ownership of the Covered Policy or related Beneficial Interest to the Insurer or a third party designated by the Insurer, then the Insured shall deliver to the Insurer or such third party, on or before the Payment Date, either (a) in the event that such notification from the Insurer requires the ownership of the Covered Policy to be transferred, evidence that: (i) the Insured has filed, or if the Insured is not authorized to so file, has caused the relevant party so authorized to file, in accordance with the terms of such Covered Policy, a change of ownership form with the Life Insurance Carrier that issued such Covered Policy requesting the ownership of such Covered Policy be changed to the Insurer or such third party, (ii) the secured party(ies) under each security agreement, collateral assignment and/or other instrument, agreement or document granting a lien or other encumbrance on such Covered Policy or the proceeds thereof shall have assigned to the Insurer or its designee or otherwise released, on commercially reasonable terms acceptable to the Insurer, all of its rights as a secured party with respect to such Covered Policy and the proceeds thereof under such security agreement, collateral assignment and/or other instrument, agreement or document, (iii) the Insured has taken all commercially reasonable and lawful actions to cause the relevant Life Insurance Carrier to issue a verification of coverage indicating that ownership of such Covered Policy has been changed to the Insurer or such third party designee, along with the original Covered Policy and all amendments and endorsements thereto and any other documentation related to such Covered Policy (but no verification of coverage need have been issued at that time) and (iv) solely if received by the Insured on or prior to the Payment Date, a verification of coverage issued by the Life Insurance Carrier indicating that ownership of such Covered Policy has been changed to the Insurer or such third party designee; or (b) in the event that such notification from the Insurer requires ownership of the related Beneficial Interest to be transferred (provided that nothing shall prohibit the Insurer, a third party designated by the Insurer or any other party to whom the related Beneficial Interest is transferred, from having such Covered Policy removed from the related Trust and transferred to the Insurer, such third party designee of the Insurer or such other party), (i) evidence, in the form of an agreement among all of the beneficiaries of the related Trust, each Trustee and each co-Trustee thereof that ownership of the related Beneficial Interest has been changed to the Insurer or such third party designee and that each Trustee and each co-Trustee of the Trust has agreed not to take action with regard to the Trust or such Covered Policy without the prior consent of the Insurer or such third party designee, (ii) evidence that the secured

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
party(ies) under each security agreement, collateral assignment and/or other instrument, agreement or document granting a lien or other encumbrance on such Beneficial Interest or the related Covered Policy or the proceeds thereof have assigned to the Insurer or its designee or otherwise released, on commercially reasonable terms acceptable to the Insurer, all of its rights as a secured party with respect to such Beneficial Interest and such related Covered Policy and the proceeds thereof under such security agreement, collateral assignment and/or other instrument, agreement or document, (iii) the Insured has taken all commercially reasonable and lawful actions to cause the relevant Life Insurance Carrier to issue a verification of coverage indicating that ownership of such Covered Policy resides with the Trust (but no verification of coverage need have been issued at that time), (iv) solely if received by the Insured on or prior to the Payment Date, a verification of coverage issued by the Life Insurance Carrier indicating that ownership of such Covered Policy resides with the Trust, (v) the related Trust certificate, if any, and (vi) copies of each Trustee’s and each coTrustee’s books and records that reflect that the Insurer or its third party designee is the sole beneficiary of the Trust; and
(2)	if the Insurer notifies the Insured in writing that the Insurer is not requiring transfer of ownership of such Covered Policy or the related Beneficial Interest to the Insurer or a third party designated by the Insurer, but is requesting the cooperation of the Insured and the Collateral Agent with regard to such Covered Policy and, if applicable, the related Beneficial Interest, then (a) the Insured shall, on and after the Payment Date, maintain rights in such Covered Policy or such Beneficial Interest to the extent necessary to cause such Covered Policy or such Beneficial Interest to be sold or otherwise disposed of free and clear of any lien or encumbrance and (b) the Insured and the LPIC Servicer shall take all other commercially reasonable and lawful actions requested by the Insurer in connection with such Covered Policy and, if applicable, such related Beneficial Interest, including without limitation the payment of additional premiums on such Covered Policy (it being understood that any such actions requested by the Insurer, including without limitation any payment of premiums required to keep the Covered Policy in force, shall be undertaken by the Insured and the Collateral Agent at the expense of the Insurer).
If the Insurer notifies the Insured in writing that the Insurer is not requiring transfer of ownership of such Covered Policy or the related Beneficial Interest to the Insurer or a third party designated by the Insurer and is not requiring the cooperation of the Insured or the Collateral Agent with regard to such Covered Policy or such related Beneficial Interest, then the Insured and the Collateral Agent shall not have any obligations under this Section IV.F.
Section V. Exclusions
A.	This Policy does not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate or any increase in the Outstanding Loan Balance if such loss or increase was caused by acts of a Responsible Party that, at the time such acts were taken, were fraudulent, illegal, criminal, malicious or grossly negligent acts. For clarification purposes, a misrepresentation by an Underlying Life or its agent to a Life Insurance Carrier with respect to a Covered Policy shall not be “caused by” the acts of a

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Responsible Party.

B.	This Policy does not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate if, at any time after the issuance of such Coverage Certificate, there is a policy loan, or cash withdrawal under a related Covered Policy or a surrender of such Covered Policy to the issuing Life Insurance Carrier or a sale of such Covered Policy or related Beneficial Interest on or before the related Maturity Date, which policy loan, cash withdrawal, surrender or sale occurs before the Insured’s receipt of the Insurer’s written consent to such policy loan, cash withdrawal, surrender or sale.

C.	This Policy does not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate if the Unencumbered Covered Policy Date for any related Covered Policy (other than an Exempt Covered Policy) occurs subsequent to the [*] ([*]th) day after the Maturity Date of the related Covered Loan.

D.	The Insurer shall not be liable hereunder for any loss relating to a Coverage Certificate if the Insured or the LPIC Servicer (i) fails to submit a Proof of Loss to the Insurer on or prior to [*] ([*]) days after the Loss Notification Date or (ii) (a) submits to the Insurer, on or prior to [*] ([*]) days after the Loss Notification Date, a document that would qualify as a Proof of Loss but for the fact that such document is not properly completed and duly executed, (b) is notified in writing by the Insurer that such document was not properly completed and/or duly executed (which written notice shall describe in reasonable detail the portion or portions of such Proof of Loss not so completed or executed) and (c) fails to submit a replacement Proof of Loss to the Insurer by the later of (x) [*] ([*]) days after the Loss Notification Date and (y) [*] ([*]) Business Days after the Insured’s receipt of such notification from the Insurer.

E.	This Policy shall not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate if a Responsible Party (i) obtains actual knowledge that either (x) a Prohibited Act was committed by any Person in connection with any Covered Policy related to such Coverage Certificate or (y) any Covered Loan related to such Coverage Certificate failed at any time to comply in any material respect with any applicable laws, statutes, rules or regulations (other than in a circumstance in which the disclosure of such information to the Insurer is prohibited by court order, law or regulation) and (ii) fails to provide written notice to the Insurer within thirty (30) days after obtaining such actual knowledge as set forth in part (i).

F.	This Policy shall not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate if the Insured or any Person appointed by the Insured to perform any duties on behalf of the Insured in connection with this Policy shall refer any claim to the Insurer knowing the same to be fraudulent.

G.	This Policy does not apply to, and the Insurer shall not be liable hereunder for, any loss relating to a Coverage Certificate if the related Covered Policy was Contested before the Coverage Certificate Effective Date and any Responsible Party or any of its respective Authorized Officers had actual knowledge of the Contest before the Coverage Certificate Effective Date.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Section VI. Termination and Prohibited Acts
A.	This Policy shall be continuous from the Effective Date until the earlier of: (i) the date of the third (3rd) anniversary of the Effective Date or (ii) the date this Policy is terminated pursuant to this Section VI. Notwithstanding any other provision of this Policy, each of the Insurer and the Insured shall have the right to terminate this Policy by providing written notice to the other party, and such termination shall be effective ten (10) Business Days after the date of receipt of such written notice by such other party. Except as otherwise provided in this Section VI, termination of this Policy shall not affect (i) the insurance provided by any Coverage Certificate issued by the Insurer prior to the effective date of such termination or (ii) the confidentiality provisions set forth in Section X, which shall survive the termination of this Policy.
B.	For purposes of this Policy, the term “Prohibited Act” means:
(1)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier and/or for the purpose of encouraging the issuance of or application for such Covered Policy or a loan supported directly or indirectly by such Covered Policy, providing any upfront inducement or gift valued in excess of $150 or otherwise in violation of applicable law for the benefit of a borrower, any beneficiary or owner thereof and/or the Underlying Life and/or the spouse or significant other of the Underlying Life; provided that the conduct described in following provisions (a) and (b) shall not constitute an upfront inducement or gift for purposes of this clause (1) so long as such conduct does not violate applicable law:
(a)	conduct that does not result in the Retail Borrower being entitled to borrow amounts under the related Retail Loan that exceed the aggregate sum of: (i) the amount of life insurance premium previously paid, or that will be paid by such Retail Borrower thereafter in accordance with such Retail Loan, in order to keep the related Covered Policy in force from the date of issuance thereof through the 60th day after the related Maturity Date, (ii) the related LPIC Premium, (iii) the related Contingent LPIC Premium and (iv) costs and expenses that such Retail Borrower has incurred in connection with the related Retail Loan or has previously paid in respect of such Covered Policy or a loan supported by such Covered Policy; and/or

(b)	any reasonable business marketing activity, event or meal conducted by any employee or Authorized Officer of the Retail Lender or any Affiliate thereof or a Responsible Party for the benefit of the Retail Borrower, any beneficiary of the Retail Borrower, and/or the Underlying Life and/or the spouse or significant other of the Underlying Life, and paid for by the Retail Lender or any Affiliate thereof or a Responsible Party without any condition that the recipient or beneficiary thereof purchase or finance any insurance;
(2)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy, causing any portion of the death benefit from such Covered Policy to be paid to parties other than (a) those with an insurable interest in the

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Underlying Life, (b) beneficiaries chosen by the Underlying Life (in any case, other than the Retail Lender or any Affiliate thereof, a Responsible Party or any Authorized Officer of any of the foregoing) or (c) the Retail Lender in satisfaction of the related Covered Loan; provided that, the amount collected by the Retail Lender may not exceed the outstanding loan principal, together with related interest and reasonable and customary charges or fees; and provided further that if (i) the aggregate amount of charges and fees with regard to such Covered Loan, other than LPIC Premium, does not exceed ten percent (10%) of the Covered Loan Amount or (ii) no LPIC Premium is charged directly to the Retail Borrower and identified as such under a Covered Loan, the aggregate amount of charges and fees with regard to such Covered Loan does not exceed the sum of ten percent (10%) of the Covered Loan Amount plus the amount of LPIC Premium paid in connection with such Covered Loan, then such charges and fees shall be considered reasonable and customary for purposes of this clause (2);
(3)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy, requiring a borrower to sell, assign (other than through a pledge of such Covered Policy or related Beneficial Interest as collateral and any foreclosure or liquidation of such collateral to satisfy such loan and related amounts) or settle such Covered Policy that acts as collateral or penalizing such borrower for not selling, assigning or settling any such Covered Policy;

(4)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy, (a) requiring a borrower to share or otherwise forfeit any proceeds derived from the future sale, assignment or settlement of such Covered Policy (other than through a pledge of such Covered Policy or related Beneficial Interest as collateral and any foreclosure or liquidation of such collateral to satisfy a loan and related amounts); it being understood that no part of this clause (a) is intended to allow the use of an interest rate that (i) is not fixed, (ii) is not correlated to a commercially accepted index or instrument (such as “Libor”, “prime” or a U.S. treasury bill) or (iii) may otherwise result in any Person paying or owing any amount contingent upon the future value or sale price of a Covered Policy or (b) requiring a borrower to consummate any such sale, assignment or settlement with a particular agent or settlement company; or

(5)	in connection with the issuance of a Covered Policy by a Life Insurance Carrier or the issuance or maintenance of a loan supported directly or indirectly by a Covered Policy, penalizing a borrower for prepaying any such loan other than pursuant to a market prepayment penalty, make whole premium or early termination fee; provided that a prepayment penalty, make whole premium or early termination fee that (i) is consistent with the “Yield Maintenance Premium” set forth in the Retail Loan Documents and in any event (ii) does not result in the borrower paying more than it would have paid in full satisfaction of the Covered Loan at maturity shall be considered a market prepayment penalty, make whole premium or early termination fee for purposes of this clause (5).
C.	If a Responsible Party commits or committed any Prohibited Act in connection with the

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
issuance of any Covered Policy, then the Insurer may in its sole discretion terminate this Policy (or, for the avoidance of doubt, any portion thereof selected by the Insurer in its sole discretion), such that all insurance under this Policy shall be null and void ab initio with respect to any and all coverage under all Coverage Certificates issued by the Insurer pursuant to this Policy, and the Insurer shall have no obligation to return any LPIC Premium relating to any Coverage Certificate.
D.	If any of the following occur, then the Insurer (i) may in its sole discretion terminate this Policy (on a going forward basis only), (ii) shall not be required to issue any Coverage Certificate arising out of any related Application For Lender Protection Insurance Coverage that may be pending and (iii) shall not be liable hereunder for any loss with respect to, and shall have no obligation to return any LPIC Premium relating to, any Coverage Certificate issued pursuant to any related Application for Lender Protection Insurance Coverage:
(1)	an event described in Section VI.C shall occur and the Insurer elects not to terminate this Policy in accordance with Section VI.C, but during the period of time from the occurrence of such event to the time when the Insurer obtained actual knowledge thereof, any Application For Lender Protection Insurance Coverage was submitted to the Insurer; or

(2)	a Responsible Party provides written notice to the Insurer within thirty (30) days following any Responsible Party obtaining actual knowledge that either (a) any Prohibited Act was committed by any Person or (b) any Covered Loan failed at any time to comply in any material respect with any applicable laws, statutes, rules or regulations (other than in a circumstance in which the Insured’s disclosure of such information to the Insurer is prohibited by court order, law or regulation), but during the period of time between when such Responsible Party obtained such knowledge and when the Insurer obtained such knowledge, any Application For Lender Protection Insurance Coverage was submitted to the Insurer;
provided that, termination of this Policy pursuant to this Section VI.D shall not affect the insurance provided by any Coverage Certificate (including, without limitation, any Coverage Certificate issued by the Insurer in response to any Application For Lender Protection Insurance Coverage submitted to the Insurer after the end of the period of time referenced in either Section VI.D(1) or Section VI.D.(2) above, but prior to the commencement of any additional period of time under such sections) delivered by the Insurer in response to an Application For Lender Protection Insurance Coverage other than those identified above.
E.	With respect to a Covered Loan, if the Insurer determines that a Person other than a Responsible Party committed a Prohibited Act relating to such Covered Loan, then the Insurer:
(1)	need not accept future Applications for Lender Protection Insurance Coverage that relate to such Person or that relate to or involve, directly or indirectly, such Person’s activities, and

(2)	may in its sole discretion cancel all outstanding Applications for Lender

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Protection Insurance Coverage (including, for the avoidance of doubt, those Applications for Lender Protection Insurance Coverage for which a Pre-Certificate Review Decision Notice has been received by the Insured) that relate to such Person.
F.	The Insurer’s exercise of its rights under all or any portion of this Section VI shall not preclude the Insurer from exercising any other rights that it may have under any other section of this Policy or under any other portion of this Section VI.

G.	The Insured and the Insurer acknowledge and agree that, notwithstanding anything to the contrary in the Transaction Documents, upon the occurrence of a Credit Event, (i) the Insurer shall not issue any Coverage Certificates, whether in respect of any pending Application For Lender Protection Insurance Coverage or otherwise, (ii) this Policy, as well as all outstanding Coverage Certificates will terminate automatically without any further action by any Person, (iii) no LPIC Premium in respect of any previously issued Coverage Certificate shall be refundable to the Insured and (iv) the Insurer is hereby released from any and all liabilities and obligations arising out of or related to this Policy (including without limitation, any outstanding Proof of Loss previously submitted to the Insurer) and/or any Coverage Certificate issued hereunder.
Section VII. Representations, Warranties, Covenants and Acknowledgements
A.	The Insured represents, warrants and covenants to the Insurer that the Insured (i) has conducted, and will conduct at all times prior to the termination of all coverage provided by the Insurer under this Policy, its business relating to the transactions contemplated by this Policy, the Master Participation Agreement and each Insurance Premium Loan and Sale Assignment Agreement in all material respects in accordance with all state and federal laws, statutes, rules and regulations applicable to it and (ii) has obtained all requisite consents, approvals, authorizations and orders, and made all requisite filings and registrations and obtained all requisite licenses, qualifications and permits of or with any court, governmental or regulatory authority, agency or other body that is necessary for the Insured to conduct of its business relating to the transactions contemplated by this Policy, the Master Participation Agreement and each Insurance Premium Loan and Sale Assignment Agreement.

B.	The Insured represents and warrants to the Insurer that the Insured has a place of business in the State of Georgia at the address set forth in Item 1 of the Declarations where the Insured administers matters relating to this Policy. The Insured covenants that the Insured (i) will notify the Insurer promptly in writing of any change to such business address and (ii) will not discontinue operating such business from such State without first obtaining written consent from the Insurer.

C.	The Insured represents and warrants to the Insurer that, to the knowledge of the Insured, the principal place of business of the Collateral Agent for purposes of administering the transactions contemplated by this Policy is within the state of Oregon.

D.	The Insured represents and warrants to the Insurer that the Insured has obtained a representation, warranty and covenant from each Retail Lender that all Covered Loans shall be originated in accordance with the applicable criteria set forth in the Wholesale Loan Agreement.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
E.	The Insured represents and warrants to the Insurer that (i) neither the Insured nor any Person that holds a direct or indirect voting equity interest in the Insured and (ii) to the knowledge of the Insured, no Responsible Party or any other Person that provides direct or indirect financial support to or for the benefit of the Insured in respect of any Covered Loan or any Coverage Certificate and/or any Affiliate, Authorized Officer or employee of any of the foregoing, is (x) a person or entity listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or (y) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control.

F.	The Insured shall, upon the Insurer’s request and at the Insured’s expense, provide the Insurer with identifying information regarding the Insured in connection with the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L., 107-56, 115 Stat. 380 (October 26, 2001), as amended.

G.	The Insured represents, warrants and covenants to the Insurer that (i) the Insurer’s identity has not been and shall not be disclosed by the Insured, any Affiliate thereof or, to the knowledge of the Insured, any Responsible Party in any offering materials or discussions with rating agencies or any life insurance carrier without the prior written consent of the Insurer (which consent the Insurer can withhold in its sole and absolute discretion), (ii) this Policy has not been and shall not be referenced by the Insured or any Affiliate thereof or, to the knowledge of the Insured, any Responsible Party in any offering materials or discussions with rating agencies in connection with any rated or unrated securities offering without the prior written consent of the Insurer (which consent the Insurer can withhold in its sole and absolute discretion) and (iii) it shall provide written notice to the Insurer promptly (but in no event later than thirty (30) days) following the Insured or any Affiliate thereof or any Responsible Party obtaining actual knowledge that any Prohibited Act has been committed.

H.	The Insured acknowledges that:
(1)	The Insurer is a non-admitted insurer that is not licensed to transact insurance business on an admitted basis in the State of Georgia, and, depending on applicable law, the Insured may not be entitled to any benefits from the Georgia Insurer’s Insolvency Pool with respect to this Policy.

(2)	The information set forth under the heading “Information Relating to Covered Loan” in the applicable Coverage Certificate is the information that will be used in connection with the calculation of the Outstanding Loan Balance and all other terms and conditions of this Policy.
I.	The Insured covenants to the Insurer that it will provide notice to the Insurer within three (3) Business Days of obtaining knowledge that any Covered Policy is not current with respect to the premiums required to keep the Covered Policy in force and also will provide copies of any notices the Insured receives in that regard.

J.	The Insured covenants to the Insurer that if the Insured or any Affiliate thereof or a Responsible Party obtains actual knowledge that any Covered Loan failed at any time to

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
comply in any material respect with any applicable laws, statutes, rules or regulations, the Insured shall direct the Retail Lender to take all commercially reasonable action to remedy such non-compliance.
K.	The Surplus Lines Broker represents, warrants and covenants to the Insurer that it has complied, and will continue to comply, with all requirements of any applicable insurance code in connection with the procurement of this Policy, including without limitation any applicable requirement relating to the collection and/or payment of taxes, fees or surcharges.
Any breach of the representations, warranties or covenants set forth in this Section VII shall not expand the conditions to payment set forth in Section IV or the exclusions to payment set forth in Section V or otherwise void coverage provided by this Policy. Subject to the foregoing sentence, each of the Insured and the Surplus Lines Broker acknowledges that the Insurer is entering into this Policy in reliance upon the genuineness of such representations, warranties and covenants and the Insurer shall retain all other remedies available at law or in equity in connection with any such breach.
Section VIII. Definitions
A.	“Additional Collateral” means collateral other than a Covered Policy accepted by the Retail Lender or the Insured as security for a related Covered Loan for all amounts in excess of the Covered Loan Amount.

B.	“Affiliate” of any Person means any other Person that (i) directly or indirectly controls, is controlled by or is under common control with such Person or (ii) is an officer or director of such Person. A Person shall be deemed to be “controlled by” any other Person if such other Person possesses, directly or indirectly, power: (i) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners; or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

C.	“Aggregate Interest Amount” means, for each Covered Loan, interest on that portion of the Covered Loan Amount advanced on or after the Coverage Certificate Effective Date accrued from and including the date on which each such advance is made to but excluding the Payment Date (adjusted, if necessary, in accordance with Section IV.C), at the per annum Loan Rate, which interest shall be (i) calculated and deemed to accrue using a simple interest method on the basis of the actual number of days elapsed over a 360-day year and (ii) capitalized annually on the first day of each year following the date on which each such advance is made and added to the then outstanding principal amount of the Covered Loan Amount..

D.	“Application For Lender Protection Insurance Coverage” means a document substantially in the form set forth in Exhibit C attached hereto, properly completed and duly executed by the Insured.

E.	“Authorized Officer” means any director, chief executive officer, president, chief operating officer, chief financial officer, treasurer, general counsel, lead compliance officer, vice president, or manager of the relevant Person.

F.	“Bankruptcy-Related Failure to Sell” means, for each Covered Policy, that such Covered

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Policy could not be sold prior to the [*] ([*]th) day after the Maturity Date as a result of (i) an Event of Bankruptcy with respect to any of the Underlying Life, the Retail Borrower or any beneficiary of the Retail Borrower or (ii) the automatic stay relating to such Event of Bankruptcy.
G.	“Beneficial Interest” means the entire beneficial interest in a Trust that holds a Covered Policy.

H.	“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York and Atlanta, Georgia are authorized or required to be closed for business.

I.	“Collateral Agent” means, for each Covered Loan, the company that serves as collateral agent for the Lender under the assignment of life insurance policy as collateral relating to such Covered Loan, which company shall initially be Portfolio Financial Servicing Company, having its principal place of business at 2121 S.W. Broadway, Portland, Oregon 97201, and shall not be replaced without the prior written consent of the Insurer.

J.	“Confidential Information” has the meaning set forth in Section X.A.

K.	“Contestability Determination Documents” means, with respect to each Covered Policy that is Contested, any and all documentation presented to or received by the related Trust, the Retail Borrower or the Retail Lender or an agent of any such party from each Life Insurance Carrier that has issued such Covered Policy in connection with such Life Insurance Carrier’s Contest of that Covered Policy, including without limitation a death certificate (if applicable), the document(s) by which such Life Insurance Carrier informed the related Trust, the Retail Borrower or the Retail Lender of its decision regarding such Covered Policy and any other documentation that relates to, summarizes or supports the Life Insurance Carrier’s decision regarding that Covered Policy, which documentation is required to be attached to the applicable Proof of Loss.

L.	“Contest” or “Contested” means, for each Covered Policy, that the Life Insurance Carrier has rescinded or contested such Covered Policy (including without limitation on the basis of a lack of insurable interest) pursuant to a written notice from the Life Insurance Carrier.

M.	“Contingent LPIC Insurer” means the “Insurer” as defined in the Contingent LPIC Policy.

N.	“Contingent LPIC Policy” means that certain Contingent Lender Protection Insurance Policy, Policy No. , issued to the Insured by the Contingent LPIC Insurer, effective as of the Effective Date.

O.	“Contingent LPIC Premium” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

P.	“Coverage Certificate” means, for each Covered Loan, a certificate substantially in the form set forth in Exhibit A attached hereto, issued and duly executed by the Insurer and pursuant to which coverage under this Policy for such Covered Loan is provided.

Q.	“Coverage Certificate Effective Date” means, for each Covered Loan, the date set forth as such in the applicable Coverage Certificate.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
R.	“Covered Expenses” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

S.	“Covered Life Insurance Premium” means, for any Covered Policy, the amount set forth as such on the applicable Coverage Certificate.

T.	“Covered Loan” means a loan made by the Retail Lender to a Retail Borrower (i) in which the Insured has purchased undivided participations pursuant to the Master Participation Agreement or (ii) that has been purchased by the Insured pursuant to an Insurance Premium Loan Sale and Assignment Agreement and with respect to which, (x) the amount of such participations or the portion of the Retail Loan so purchased shall be equal to the Covered Loan Amount set forth in the applicable Coverage Certificate and (y) the Insurer shall have issued a Coverage Certificate hereunder.

U.	“Covered Loan Amount” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

V.	“Covered Loan Settlement-Related Amount” means, for each Covered Loan, an amount equal to the sum of the Settlement Amounts for all Covered Policies related to such Covered Loan plus the sum of all other amounts paid to the Retail Lender to decrease the outstanding balance of the related Covered Loan and which the Retail Lender has not been required to return or repay under any applicable law (including bankruptcy or insolvency laws), but excluding amounts paid to the Retail Lender to decrease the outstanding balance of such Covered Loan in an aggregate amount up to but not exceeding the portion of such Covered Loan secured by Additional Collateral. For purposes of clarification with respect to a Covered Loan, the surrender, transfer or assignment of ownership of a related Covered Policy by a Retail Borrower to a related Retail Lender for purposes of satisfying a Covered Loan shall not be considered to be an amount paid to such Retail Lender to decrease the outstanding balance of the related Covered Loan, even if such Retail Lender releases the Retail Borrower or the Underlying Life from liability under the Retail Loan Documents in connection with such surrender or assignment.

W.	“Covered Policy” means, for each Covered Loan, each life insurance policy that is identified in the applicable Coverage Certificate by its policy number, which life insurance policy shall be issued by a Life Insurance Carrier to the applicable Retail Borrower as owner thereof.

X.	“Credit Event” means, the occurrence of both of (i) and (ii):
(i)	the Insurer:
(a)	is unable to pay its insurance obligations under this Policy in full as they become due or admits in writing its inability generally to pay its insurance obligations under insurance policies in full as they become due, or

(b)	enters into liquidation, or

(c)	is found to be insolvent in an insolvency proceeding in the United States or a rehabilitator or other similar official is appointed for all or substantially all its assets, or

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(d)	becomes subject to a corrective order or similar document issued by an insurance regulator that cites or otherwise references the Insurer’s financial impairment or failure to meet minimum levels of statutory capital or surplus and which prohibits payments of claims as and when due;
and
(ii)	the Insurer does not pay a loss in full when due in connection with a Proof of Loss submitted by the Insured under this Policy; provided that this condition (ii) shall not be satisfied if the Insurer has notified the Insured, on or prior to the date on which such loss payment was due, that the non-payment of all or part of the loss is due to a reason other than the occurrence of one or more of the events described in clause (i) above.
Y.	“Death Benefit” means, for any Covered Policy, the amount set forth as such on the applicable Coverage Certificate.

Z.	“Declarations” means the declaration pages attached to the front of this Policy.

AA.	“Effective Date” has the meaning set forth in Item 2 of the Declarations.

BB.	“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if either:
(a)	a case, action or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b)	such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.
CC.	“Exempt Covered Policy” means, for each Covered Loan, each Covered Policy that satisfies one or more of the following requirements:
(a)	has a pending death claim; or

(b)	has been sold (directly through a sale of such Covered Policy or indirectly through the sale of the Beneficial Interest in a Trust) prior to the Maturity Date with

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
the prior written consent of the Insurer; or
(c)	a Bankruptcy-Related Failure to Sell has occurred with respect to such Covered Policy; or

(d)	has been Contested by the Life Insurance Carrier; or

(e)	is no longer in force because (i) of the death of the related Underlying Life, (ii) it has been surrendered to the Life Insurance Carrier, or (iii) it has lapsed on or before the sixtieth (60th) day after the Maturity Date and such Covered Policy was in force on the date when the aggregate amount of premium received by the applicable Life Insurance Carrier under such Covered Policy equaled the Total Life Insurance Premium set forth in the applicable Coverage Certificate.
DD.	“Foreclosed Policy” means, for each Covered Loan, each Covered Policy or the related Beneficial Interest, the sale or other disposition of which is being effected through the foreclosure process as a result of the Retail Borrower’s default under such Covered Loan.

EE.	“Free Look Period” means the period during which a Retail Borrower or its assignee may, pursuant to the terms of a Covered Policy or applicable law, cancel such Covered Policy and receive a refund of all premiums previously paid thereunder.

FF.	“Insurance Premium Loan Sale and Assignment Agreement” means an Insurance Premium Loan Sale and Assignment Agreement between the Retail Lender and the Insured, in each case in the form provided to the Insurer on the Effective Date and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

GG.	“Insured” has the meaning set forth in the preamble of this Policy.

HH.	“Insured’s Account” means a bank account of the Insured located in the State of Georgia with the following account information:
Bank:

ABA:

Account Number:

Account Name:

Type of Account:
II.	“Insurer” has the meaning set forth in the preamble of this Policy.

JJ.	“Life Insurance Carrier” means, for each Covered Policy, the issuer of such Covered Policy identified as such in the applicable Coverage Certificate.

KK.	“Limit of Liability” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

LL.	“Loan Rate” means, for each Covered Loan, the rate set forth as such in the applicable Coverage Certificate.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
MM.	“Loss Notification Date” means, for any Covered Loan, the date on which the Insured receives a notice of a loss under this Policy relating to such Covered Loan, which date shall be:
(1)	if there is one Covered Policy relating to such Covered Loan, the earliest of (i) the date the Insured receives actual notice that such Covered Policy has either lapsed or been sold (directly through a sale of such Covered Policy or indirectly through a sale of the Beneficial Interest in a Trust), surrendered to the Life Insurance Carrier or Contested, (ii) the [*] ([*]th) day after the Unencumbered Covered Policy Date and (iii) the [*] ([*]th) day after the Maturity Date in the event that a Bankruptcy-Related Failure to Sell exists with respect to such Covered Policy; or

(2)	if there is more than one Covered Policy relating to such Covered Loan, the earliest of (i) the date on which the Insured receives actual notice that the last Covered Policy relating to such Covered Loan has either lapsed or been sold (through a sale of such Covered Policy or related Beneficial Interest), surrendered to the Life Insurance Carrier or Contested, (ii) the [*] ([*]th) day after the Unencumbered Covered Policy Date of such last Covered Policy and (iii) the [*] ([*]th) day after the Maturity Date in the event that a Bankruptcy-Related Failure to Sell exists with respect to the related Covered Policies.
NN.	“LPIC Premium” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

OO.	“LPIC Servicer” means the company appointed by the Insured to perform any duties on behalf of the Insured under the Policy, and solely in such capacity, which company shall (i) initially be Imperial Life & Annuity Services, LLC and (ii) be subject to replacement by the Insured from time to time in its sole discretion upon delivery of a notice to the Insurer identifying the replacement LPIC Servicer.

PP.	“Master Participation Agreement” means the Master Participation Agreement dated as of the Effective Date between the Retail Lender and the Insured, in the form provided to the Insurer on the Effective Date and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

QQ.	“Maturity Date” means, for each Covered Loan, the date set forth as such in the applicable Coverage Certificate.

RR.	“Outstanding Loan Balance” has the meaning set forth in Section I.

SS.	“Payment Date” means, for each Covered Loan, the date on which the Insurer pays the Insured the related Outstanding Loan Balance, if any.

TT.	“Person” means any individual, corporation, partnership, joint venture, association, joint- stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

UU.	“Pledge and Security Agreement” means the Pledge and Security Agreement dated as of the Effective Date made by the Insured in favor of LoIC LLC as collateral agent for the

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
lenders under the Wholesale Loan Agreement, in the form provided to the Insurer on the Effective Date and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
VV.	“Policy” has the meaning set forth in the preamble hereof.

WW.	“Pre-Certificate Review Decision Notice” means notification from the Insurer to the Insured pursuant to the Services and Remarketing Agreement stating that either (i) the Insurer is committed, subject to the terms of this Policy, to deliver upon the request of the Insured a certificate evidencing coverage for such under the Policy consistent with the terms specified in such Pre-Certificate Review Decision Notice, or (ii) the Insurer is declining to provide coverage under the Policy and the rationale for such decline.

XX.	“Prohibited Act” has the meaning set forth in Section VI.B.

YY.	“Proof of Loss” means a certificate in the form set forth in Exhibit B attached hereto, properly completed and duly executed by the Insured, with all required exhibits thereto (including an exhibit, in the form set forth in Exhibit 1 to the Proof of Loss attached hereto, reflecting the Insured’s non-binding calculation of the Outstanding Loan Balance and, if applicable, all notices received by the Insured or any agent, servant or employee of the Insured in connection with the lapse of any Covered Policy and/or any Contestability Determination Documents).

ZZ.	“Proof of Loss Due Date” has the meaning set forth in Section IV.C.

AAA.	“Remarketing Agent” means the company that will act as the exclusive remarketing agent for purposes of selling or otherwise disposing of a Covered Policy, which company shall (i) initially be Imperial Life & Annuity Services, LLC (ii) at all times be obligated to take instructions from and act on behalf of the Insurer with regard to the sale or other disposition of such Covered Policy and (iii) be subject to replacement by the Insurer from time to time in its sole discretion; provided that, any such replacement shall only be effective for purposes of this Policy upon delivery by the Insurer to the Insured of a written notice identifying the replacement Remarketing Agent.

BBB.	“Responsible Party” means, any Person that provides direct or indirect financial support to or for the benefit of the Insured in respect of any Covered Loan through the Wholesale Loan Agreement and/or any Affiliate, Authorized Officer or employee of any such Person; provided that, none of the Insured or its Authorized Officers or any Affiliate of the Insured or any such Authorized Officers shall be considered a Responsible Party.

CCC.	“Retail Borrower” means, for each Covered Loan, the Person obligated to make principal and interest payments to the applicable Retail Lender in connection with such Covered Loan.

DDD.	“Retail Lender” means, for each Covered Loan, the company that makes such Covered Loan to the Retail Borrower, which company shall be Imperial Premium Finance, LLC or any other wholly-owned subsidiary of Imperial Holdings, LLC identified by the Insured to the Insurer in writing at least ten (10) Business Days prior to such entity making its first Covered Loan to a Retail Borrower; provided that, any such company shall have entered the Master Participation Agreement and the appropriate Insurance Premium Loan Sale and Assignment Agreement.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EEE.	“Retail Loan Documents” means, for each Covered Loan, the relevant documents entered into in connection with the issuance of such Covered Loan, including without limitation the relevant loan application and agreement; promissory note; escrow agreement; beneficiary pledge agreement; assignment of life insurance policy as collateral; guaranty; trust disclosure statement, representations and warranties, and consent; authorization and direction to provide death certificate; limited specific power of attorney; authorization forms for use and disclosure of health information; brokers rights of agent; limited power of attorney; hold harmless agreement; insured disclosure statement, representations and warranties, and consent; representations, warranties and covenants of agent; single case agreement; contact form, notifier letter, assignment of beneficial interest; fee agreement and the form of trust or model trust provisions, in each case in the form provided to the Insurer on the Effective Date.

FFF.	“Services and Remarketing Agreement” means the LPIC Services and Remarketing Agreement, entered into as of the Effective Date by and among the Insurer, the Contingent LPIC Insurer and Imperial Life & Annuity Services, LLC, as may be amended and restated, or otherwise modified from time to time.

GGG.	“Settlement Amount” means, for each Covered Policy:
(i)	if the Underlying Life has died prior to the earliest date on which such Covered Policy either lapses, is surrendered to the Life Insurance Carrier or is sold (directly through a sale of such Covered Policy or indirectly through a sale of the related Beneficial Interest) and the Life Insurance Carrier has not Contested such Covered Policy, an amount equal to the “Death Benefit” amount set forth in the applicable Coverage Certificate (without reduction due to an Event of Bankruptcy with respect to the Life Insurance Carrier or any other reason); or

(ii)	if such Covered Policy has been surrendered to the Life Insurance Carrier with the permission of the Insurer, the amount payable by such Life Insurance Carrier pursuant to the terms of such Covered Policy (without reduction due to an Event of Bankruptcy with respect to the Life Insurance Carrier or any other reason); or

(iii)	if such Covered Policy has been Contested, an amount equal to the sum of (a) plus (b) all multiplied by (c), where:
(a)	equals the amount payable by the relevant Life Insurance Carrier to the owner of such Covered Policy as return of premium and interest, if any, pursuant to the terms of a Contest under such Covered Policy and applicable law (without reduction due to an Event of Bankruptcy with respect to the Life Insurance Carrier);

(b)	without double counting amounts in clause (a) above, equals the greater of (x) and (y) where (x) is all assets being held by or on behalf of the Retail Borrower pursuant to escrow arrangements as required pursuant to the terms of the Retail Loan Documents to fund premium payments, solely with respect to such Covered Policy, but not yet used by the Retail Borrower to fund premium payments and (y) is the “Total Life Insurance Premium” set forth in the applicable Coverage Certificate minus (a);

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(c)	equals a fraction, the numerator of which is the “Covered Life Insurance Premium” set forth in the applicable Coverage Certificate, and the denominator of which is the “Total Life Insurance Premium” set forth in the applicable Coverage Certificate; or
(iv)	if a sale of such Covered Policy or related Beneficial Interest has been consummated, the actual amount paid by the buyer to purchase such Covered Policy or related Beneficial Interest; or

(v)	if (a) such Covered Policy has lapsed on or before the [*] ([*]th) day after the Maturity Date and such Policy was in force on the date when the aggregate amount of premium received by the applicable Life Insurance Carrier under such Covered Policy equaled the “Total Life Insurance Premium” set forth in the applicable Coverage Certificate, (b) such Covered Policy is in effect and has not been surrendered to the Life Insurance Carrier or sold (directly through a sale of such Covered Policy or indirectly through a sale of the related Beneficial Interest) by the [*] ([*]th) day after the applicable Unencumbered Covered Policy Date, or (c) a Bankruptcy-Related Failure to Sell has occurred, zero (0).
HHH.	“Surplus Lines Broker” has the meaning set forth in Item 6 of the Declarations. III. “Term” has the meaning set forth in Item 3 of the Declarations.

III.	“Term” has the meaning set forth in Item 3 of the Declarations.

JJJ.	“Total Life Insurance Premium” means, for any Covered Policy, the amount set forth as such on the applicable Coverage Certificate.

KKK.	“Transaction Documents” means this Policy and any Coverage Certificates issued under this Policy, as any of the foregoing may be amended, supplemented, amended and restated, or otherwise modified from time to time.

LLL.	“Trust” means, for each Covered Loan, any trust that owns a Covered Policy.

MMM.	“Underlying Life” means, for each Covered Policy, the individual (or individuals) specified as such (by unique identifying number or otherwise) in the applicable Coverage Certificate and who is the measuring life (or are the measuring lives) under such Covered Policy.

NNN.	“Unencumbered Covered Policy Date” has the meaning set forth in Section IV.D.

OOO.	“Wholesale Lender Party” means, LoIC LLC as lender and LoIC LLC as administrative agent and collateral agent, in each case, under the Wholesale Loan Agreement.

PPP.	“Wholesale Loan Agreement” means Financing Agreement dated as of September 14, 2009 among the Insured, as borrower, LoIC LLC, as lender and LoIC LLC as administrative agent and collateral agent.
Section IX. Recovery and Subrogation
In the event of any payment made by the Insurer in connection with this Policy in respect of one or more Covered Loans or any Covered Policy, in addition to all other rights, remedies and/or

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
recoveries available to the Insurer (including those relating to any Covered Policy or related Beneficial Interest), the Insurer shall be subrogated to all the Insured’s rights of recovery against any Person solely in respect of any such payments, and the Insured shall execute and deliver all instruments and papers reasonably requested by the Insurer and do whatever else is commercially reasonable to secure any such rights, remedies and/or recoveries. The Insured shall do nothing to prejudice such rights, remedies or recoveries.
Section X. Confidentiality
A.	Each party hereto agrees that “Confidential Information” means (i) each of the Transaction Documents and its contents, (ii) all medical and personal information concerning any Underlying Life and, if applicable, any Retail Borrower and (iii) all confidential or non-public information and data in whatever form, whether written, oral, electronic or otherwise furnished by either party in connection with this Policy in each case to the extent, (a) not already in the receiving party’s possession, (b) not available to the receiving party prior to its disclosure under this Policy, (c) not in the public domain when transmitted by one party to another, (d) not published or otherwise becoming part of the public domain (through no fault of the receiving party) prior to or after transmission, (e) not known to the receiving party through disclosure by a third party (and not to the knowledge of the recipient of such information bound by any duty to the transmitting party to keep such information confidential), and (f) not independently developed by the receiving party.

B.	Each party hereto shall safeguard and hold, and cause their respective officers, directors employees, agents or representatives to safeguard and hold, as confidential all Confidential Information, and shall use Confidential Information solely for the purposes contemplated by the Transaction Documents unless and only to the extent (i) disclosed to such party’s (or any of its Affiliate’s) own officers, directors, employees, agents or representatives (including attorneys and internal and outside auditors) that have a need to know such information in connection with the underwriting or administration of any coverage contemplated or provided under this Policy, (ii) disclosed to the Contingent LPIC Insurer or any of its or its Affiliate’s own officers, directors, employees, agents or representatives (including attorneys and internal and outside auditors) that have a need to know such information in connection with the underwriting or administration of any coverage contemplated or provided under the Contingent LPIC Policy, (iii) disclosed to Wholesale Lender Parties or their respective officers, directors, employees, agents or representatives (including attorneys and internal and outside auditors) that have a need to know such information in connection with entering into, and administering loans made pursuant to, the Wholesale Loan Agreement; provided that, they shall have been informed of the confidential nature of the Confidential Information and directed to treat it confidentially in accordance with the terms of this Section X, (iv) compelled to disclose by judicial or administrative process or by other requirements of law or regulation, (v) requested to disclose by any competent executive, legislative, judicial, regulatory or administrative authorities with regulatory authority over the disclosing party, or (vi) disclosed in any action or proceeding brought by a party in pursuit of its rights or in the exercise of its remedies under this Policy. Notwithstanding the foregoing, this Policy, the form hereof and any other document delivered by the Insurer in connection with this Policy, shall constitute Confidential Information of the Insurer, and the Insurer shall be entitled to use the form of this Policy in its business with no restrictions imposed by the provisions of this Section X.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
C.	Notwithstanding anything to the contrary set forth in this Policy, each of the Insurer and the Insured (and each employee, representative, or other agent of such party) may disclose to any and all Persons, without limitation of any kind, the Tax Treatment and Tax Structure of this Policy. For purposes of these provisions, “Tax Treatment” is strictly limited to the purported or claimed United States federal income tax treatment of this Policy and “Tax Structure” is strictly limited to any fact that may be relevant to understanding the purported or claimed United States federal income tax treatment of this Policy. These provisions are meant to be interpreted so as to prevent this Policy from being treated as offered under “conditions of confidentiality” within the meaning of the Internal Revenue Code and the Treasury Regulations thereunder.
Section XI. General Policy Provisions
A.	Assignment: This Policy and any and all rights under this Policy may not be assigned by either party without the prior written consent of the other party; provided, however, that (i) while the Insurer will continue to deal solely with the Insured in connection with all matters pertaining to this Policy, the Insured may pledge its rights under this Policy as contemplated by the Wholesale Loan Agreement and the Pledge and Security Agreement and (ii) the Insurer may assign this Policy and any and all rights under this Policy to another member company of Chartis without the prior written consent of the Insured so long as such other member company, at the time of transfer, has a financial strength rating from Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. or Moody’s Investors Service, Inc. equal to or better than that of the Insurer at the time of such assignment, and in the event of any such assignment by the Insurer, the Insurer or the assignee shall, if practical, endeavor to provide the Insured with prior or subsequent written notice of such assignment. The Insurer shall not be bound by any assignment or transfer of interest that takes place without its prior written consent.

B.	Changes and Waivers: Notice to any representative of the Insurer or knowledge possessed by any such representative or by any Person shall not effect a waiver or change in any part of this Policy; nor shall the terms of this Policy be waived, changed, modified or amended unless agreed to in writing by an authorized representative of the Insurer. The failure of either party to enforce any provision of this Policy shall not constitute a waiver by such party of any such provision. Any past waiver of a provision by any party shall not constitute a course of conduct or a waiver in the future of that same provision.

C.	Examination of Books And Records: The Insurer shall have the right, but not the obligation, from time to time to examine or audit, at the Insurer’s expense, all of the Insured’s books and records that pertain to the coverage provided by this Policy. The Insurer shall notify the Insured of such an inspection at least five (5) Business Days in advance. To the extent that such books and records are to be maintained by a third party on behalf of the Insured, the Insured shall ensure that any related agreement with such third party allows for the Insurer to examine such books and records and the Insured shall direct such third party to allow the Insurer to examine such books and records in accordance with this section.

D.	Assistance and Cooperation: The Insured shall comply with all reasonable requests of the Insurer to assist the Insurer in verifying the validity of a loss and securing any rights,

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
remedies or recoveries arising out of a payment by the Insurer under this Policy (including those relating to any Covered Policy or related Beneficial Interest), including without limitation assisting the Insurer to obtain information regarding any Covered Policy or the Underlying Life under any Covered Policy. In addition, the Insured shall use commercially reasonable efforts to comply with all reasonable and lawful requests that may be made by the Insurer in connection with keeping a Covered Policy in force, including without limitation paying (or arranging for the payment of, or allowing the Insurer if the Insurer so chooses to pay or arrange for the payment of) additional premiums on such Covered Policy; it being understood that any such requests that may be made by the Insurer, including without limitation, in connection with any payment of additional premiums that may be required to keep a Covered Policy in force, shall only be undertaken by or on behalf of the Insured at the expense of the Insurer.

The Insurer shall not be called upon to assume charge of the settlement or defense of any claim made or suit brought or proceeding instituted against an Insured, but the Insurer shall have the right and shall be given the opportunity to associate with the Insured or the Insured’s underlying insurers or both in the defense and control of any claim, suit, or proceeding that involves, or appears reasonably likely to involve, the Insurer or this Policy, in which event the Insured and the Insurer shall cooperate in all things in the defense of such claim, suit, or proceeding. The Insured shall furnish promptly all information reasonably requested by the Insurer with respect thereto. If liabilities, losses, costs and/or expenses are in part covered by this Policy and in part not covered by this Policy, the Insured and Insurer shall use their best efforts to agree upon a fair and proper allocation thereof between covered and uncovered amounts, and the Insured shall cooperate with such efforts by providing all pertinent information with respect thereto.

All information provided to the Insurer pursuant hereto is necessary to the consultation and cooperation between the Insured and the Insurer for the management and resolution of their respective affairs in connection with the Policy, and shall be provided notwithstanding the issuance by the Insurer of any denial or reservation of rights. The Insured and the Insurer agree that they may share a common interest in the matters relating to this Policy and in information relevant thereto, including information subject to attorney-client privilege, work product doctrine, litigation privilege, and other legal or equitable privileges, and that the Insured’s provision of such information is not intended to and shall not breach or impair any such privileges, regardless of the forum in which such privileges may be asserted.

E.	Third Parties: This Policy shall not be deemed to give any right or remedy whatsoever to any third party unless said right or remedy is specifically granted to such third party by the terms hereof.

F.	Entire Agreement: This Policy contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof. The parties acknowledge that neither is entering into this Policy in reliance upon any term, condition, representation or warranty not stated herein and that this Policy replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

G.	Construction: It is understood and agreed that this Policy is a manuscript policy that has been negotiated at arm’s length and on equal footing as between the Insured and

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Insurer, that both parties are sophisticated and that both parties fully understand and agree to all the terms and conditions contained in this Policy. Accordingly, in any dispute concerning the meaning of this Policy, or any term or condition hereof, such dispute shall be resolved without any presumption or rule of construction in favor of either party or any related or similar doctrine.

H.	Bankruptcy: An Event of Bankruptcy with respect to the Insured or any other Person shall not relieve the Insurer of any of its obligations hereunder.

I.	Notices: Except as set forth in Section XI.M below, any communication required to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if sent to the Insured or to the Insurer, as applicable, at the address or facsimile number shown below, unless a change in address is received by the notifying party.
If to the Insurer:
Lexington Insurance Company 70
Pine Street, 5th Floor
New York, New York 10270
Facsimile: (212) 943-4054
Attention: Surveillance Department
If to the Insured:
Imperial PFC Financing II, LLC
191 Peachtree Street NE, Suite 3300
Atlanta, Georgia 30303
Fax: (404) 736-3620
Attention: David Manchester
With regard to any notices or other documents referenced in this Policy that are to be delivered to the Insured by any Person other than the Insurer, such notices shall be deemed to have been delivered to the Insured in the event that they were delivered to any named agent, servant or employee of the Insured or any other Person appointed by the Insured to perform any duties on behalf of the Insured in connection with this Policy.

J.	Governing Law: This Policy shall be interpreted and all disputes and controversies arising under or related to this Policy shall be governed by and decided under the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require or allow for the application of any other jurisdiction’s law.

K.	Offset: The Insured and the Insurer shall have the right at any time to offset any balance or amounts due from one party to the other under the terms of this Policy (including pursuant to a Proof of Loss delivered by the Insured to the Insurer under this Policy); provided that no right of offset shall exist under this Section XI.K with regard to any amount due from the Insured to the Insurer as a result of a breach of any representation, warranty or covenant set forth in Section VII.

L.	Alternative Dispute Resolution:

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(1)	It is hereby understood and agreed that all disputes or differences which may arise under or in connection with this Policy, including without limitation any determination of the amount of damages and including without limitation any disputes or differences arising and/or continuing after the termination, cancellation or expiration of this Policy, shall be submitted to binding arbitration. Any such arbitration shall be based on the Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes dated September 1999 (the “Procedures”), as supplemented by the paragraphs below.

(2)	The Panel shall consist of three Disinterested arbitrators, one to be appointed by the Petitioner, one to be appointed by the Respondent and the third to be appointed by the two Party-appointed arbitrators. The third arbitrator shall serve as the umpire, who shall be neutral. The arbitrators and umpire shall be persons who have knowledge of the legal, financial, corporate and insurance issues relevant to the matters in dispute. Within thirty days of the commencement of the arbitration proceeding, each Party shall provide the other Party with the identification of its Party-appointed arbitrator, his or her address (including telephone, fax and e-mail information), and provide a copy of the arbitrator’s curriculum vitae. If either Party fails to appoint an arbitrator within that thirty-day period (or applicable longer period), the non-defaulting Party will appoint an arbitrator to act as the Party-appointed arbitrator for the defaulting Party. The umpire shall be appointed by the two Party-appointed arbitrators as soon as practical (but no later than 30 days) after the appointment of the second arbitrator. The Party-appointed arbitrators may consult, in confidence, with the Party who appointed them concerning the appointment of the umpire.

(3)	Where the two Party-appointed arbitrators have failed to reach agreement on an umpire within the time specified in paragraph (2) immediately above, each Party shall propose to the other in writing, within 7 days thereafter, eight umpire candidates from the ARIAS U.S. Certified Arbitrators List in effect at the time of the commencement of the arbitration. The umpire will then be selected in accordance with 6.7(b)-(e) of the Procedures. (Unless the Parties agree otherwise, the ARIAS U.S. Umpire Questionnaire Form in effect at the time of the commencement of the arbitration shall be used).

(4)	The arbitration shall take place in New York, New York.

(5)	Unless prohibited by law, the Supreme Court of the State and County of New York and the United States District Court for the Southern District of New York shall have exclusive jurisdiction over any and all court proceedings that either Party may initiate in connection with the arbitration, including proceedings to compel, stay, or enjoin arbitration or to confirm, vacate, modify, or correct an Arbitration Award..

(6)	The arbitration award shall not include attorneys’ fees or other costs. Each party shall bear the expense of its own arbitration activities, including its appointed arbitrator and its outside attorney or witness fees, and the parties shall equally bear the expense of the umpire and the common expenses of the arbitration proceeding.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
(7)	For purposes of this Section XI.L., the terms “Arbitration Award,” “Disinterested,” “Notice of Arbitration,” “Panel,” “Party” (or “Parties”), “Petitioner,” “Respondent,” and “Response” shall have the meanings set forth in article 2 of the Procedures (Definitions).

(8)	In the event of any conflict between the Procedures and this Article, this Article, and not the Procedures, will control.

(9)	This Section XI.L. shall survive the expiration or termination of this Policy.
M.	Service of Suit: Subject to Section XI.L. above, in the event of failure of the Insurer to pay any amount claimed to be due hereunder, the Insurer, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Insurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. Service of process in such suit may be made upon General Counsel, Lexington Insurance Company, 175 Water Street, New York, New York 10038 or his or her representatives, with a copy to Risk Finance, Attention: Senior Division Counsel, Chartis, 70 Pine Street, 5th Floor, New York, New York 10270. In any suit instituted against the Insurer upon this Policy, the Insurer shall abide by the final decision of such court or of any appellate court in the event of any appeal.

Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefor, the Insurer hereby designates the Superintendent, Commissioner, or Director of Insurance, other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this Policy, and hereby designates the above named counsel as the individual to whom the said officer is authorized to mail such process or a true copy thereof.

N.	Unwinding of Covered Policies: Notwithstanding any other provision in this Policy, if, after the issuance of a Coverage Certificate, the applicable Retail Borrower exercises its right to cancel a Covered Policy relating to the applicable Covered Loan within the applicable Free Look Period, then (1) all coverage under this Policy relating to such Coverage Certificate shall be void ab initio, (2) the Insurer shall return to the Insured all previously received Premium relating to such Covered Loan and (3) each of the Insurer and the Insured shall bear its own costs and expenses relating thereto, with no rights to indemnification from the other party for such costs and expenses.

O.	Counterparts: This Policy may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

P.	Inadvertent Errors: If, after the issuance of a Coverage Certificate, the Insurer or the Insured discovers that an inadvertent error has been made in such Coverage Certificate, such party shall promptly notify the other party of such inadvertent error. Following such notification, such inadvertent error may be corrected with the issuance of a replacement

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Coverage Certificate, but only under one of the following circumstances: (i) such inadvertent error was an inadvertent omission, incorrect reference, typographical error or unintended inconsistency in any Application for Lender Protection Insurance Coverage or any Coverage Certificate and the issuance of the revised Coverage Certificate would not adversely affect the rights of the Insurer, the Insured or any Wholesale Lender Party; (ii)(x) concurrently with the issuance of such revised Coverage Certificate, any Covered Loan and any related loan made by a Wholesale Lender Party under the Wholesale Loan Agreement is repaid to the extent necessary to restore the Insurer, the Insured and any Wholesale Lender Party to the same position that each such Person would have occupied had such inadvertent error not occurred and (y) the issuance of the revised Coverage Certificate would not adversely affect the rights of the Insurer, the Insured or any Wholesale Lender Party; or (iii) any other circumstance in which the issuance of such revised Coverage Certificate would not adversely affect the rights of the Insurer, the Insured or any Wholesale Lender Party.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
By signing below, the President and Secretary of the Insurer agree on behalf of the Insurer to all of the terms of this Policy.

President	Secretary
Lexington Insurance Company	Lexington Insurance Company
This Policy shall not be valid unless signed at the time of issuance by an authorized representative of the Insurer on the Declarations page.
IN WITNESS WHEREOF, each of the Insured and the Surplus Lines Broker has caused this Policy to be signed by its duly authorized representative:

IMPERIAL PFC FINANCING II, LLC
By:
Name:
Title:

WILLIAM LEE MERSHON Georgia Surplus Lines License No.: 665715 Firm Name: Hays Companies
By:
William Lee Mershon

Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
By signing below, the President and Secretary of the Insurer agree on behalf of the Insurer to all of the terms of this Policy.

President	Secretary
Lexington Insurance Company	Lexington Insurance Company
This Policy shall not be valid unless signed at the time of issuance by an authorized representative of the Insurer on the Declarations page.
IN WITNESS WHEREOF, each of the Insured and the Surplus Lines Broker has caused this Policy to be signed by its duly authorized representative:

IMPERIAL PFC FINANCING II, LLC
By:
Name:
Title:

WILLIAM LEE MERSHON Georgia Surplus Lines License No.: 665715 Firm Name: Hays Companies
By:
William Lee Mershon

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT A
FORM OF COVERAGE CERTIFICATE
LEXINGTON INSURANCE COMPANY
100 Summer Street
Boston, Massachusetts 02110
THIS CONTRACT IS REGISTERED AND DELIVERED AS A SURPLUS LINE COVERAGE UNDER THE SURPLUS LINE
INSURANCE LAW O.C.G.A. CHAPTER 33-5.
COVERAGE CERTIFICATE FOR LENDER PROTECTION INSURANCE COVERAGE
POLICY NUMBER: 7113491

Certificate Number:

LPIC Premium:	$

Contingent LPIC Premium:	$

Total Loan:	$

Information Relating to Covered Loan

Covered Loan Number:

Covered Loan Amount:	$

Loan Rate:	%

Covered Expenses:	$

State of Domicile of Retail Borrower:

Coverage Certificate Effective Date:

Maturity Date:

Limit of Liability:	[ $ ] plus interest at the Loan Rate calculated from the Maturity Date to the Payment Date
A-1
© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Information Relating to Covered Policies
Covered Policy #1

Covered Policy ID:

Covered Policy Number:

Life Insurance Carrier:

State in Which Covered Policy was Issued by the Life Insurance Carrier:

Total Life Insurance Premium:	$

Covered Life Insurance Premium:	$

Death Benefit:	$

Covered Policy #2 (if applicable)

Covered Policy ID:

Covered Policy Number:

Life Insurance Carrier:

State in Which Covered Policy was Issued by the Life Insurance Carrier:

Total Life Insurance Premium:	$

Covered Life Insurance Premium:	$

Death Benefit:	$

LEXINGTON INSURANCE COMPANY
By:
Title: Authorized Representative
Signed on:

A-2
© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT B
FORM OF PROOF OF LOSS
IMPERIAL PFC FINANCING II, LLC
191 Peachtree Street NE
Suite 3300
Atlanta, Georgia 30303
[INSERT DATE]
To:	Lexington Insurance Company 70 Pine Street, 5th Floor New York, New York 10270 Facsimile: (212) 943-4054 Attention: Surveillance Manager

Re:	Proof of Loss for Lender Protection Insurance Coverage
     Reference is hereby made to (i) the Lender Protection Insurance Policy, Policy Number 7113491 with an effective date of September 14, 2009, issued by Lexington Insurance Company (the “Insurer”); (ii) the Coverage Certificate, Certificate Number [•], dated as of [DATE], issued by the Insurer; and (iii) each life insurance policy (each such policy, a “Covered Policy”) with respect to such Coverage Certificate issued by [INSERT LIFE INSURANCE CARRIER’S NAME] (each, a “Life Insurance Carrier”). For purposes of this Proof of Loss, the Lender Protection Insurance Policy shall be known as the “Policy”. Capitalized terms used in this Proof of Loss without definition shall have the meanings specified in the Policy.
     This Proof of Loss is hereby submitted to the Insurer by the Insured pursuant to Section I and Section IV of the Policy. The following actions have taken place with regard to each Covered Policy:
First Covered Policy

Policy Number:

Result:	[Death of Underlying Life prior to the earliest date on which such Covered Policy either lapses, is surrendered to the relevant Life Insurance Carrier or is sold]

[Lapsed]

[Contested/Rescinded]

[Sold]

[Remains Unsold]

[Surrendered to the relevant Life Insurance Carrier]
Settlement Amount:

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Date of Insured’s Receipt of Settlement Amount:

Second Covered Policy (if applicable)

Policy Number:

Result:	[Death of Underlying Life prior to the earliest date on which such Covered Policy either lapses, is surrendered to the relevant Life Insurance Carrier or is sold]

[Lapsed]

[Contested/Rescinded]

[Sold]

[Remains Unsold]

[Surrendered to the relevant Life Insurance Carrier]

Settlement Amount:

Date of Insured’s Receipt of Settlement Amount:

     Given that the Outstanding Loan Balance is greater than zero (0) as of the date of this Proof of Loss, a loss exists under the Policy.
     Given this loss, the following Outstanding Loan Balance is hereby demanded from the Insurer: $[AMOUNT]. Attached hereto as Exhibit 1 is a summary of the calculation performed to arrive at the Outstanding Loan Balance set forth in the preceding sentence, which summary follows the formula set forth in the definition of Outstanding Loan Balance in the Policy. It is acknowledged that the Outstanding Loan Balance specified in this Proof of Loss and Exhibit 1 hereto represents the Insured’s calculation of the applicable Outstanding Loan Balance due, and is not binding upon the Insurer.
     The Insurer should pay the amounts due to the Insured by electronic funds transfer to the Insured’s Account.
     In the event that the Insurer notifies the Insured in writing that the Insurer is requiring transfer of ownership of such Covered Policy or the related Beneficial Interest to the Insurer or a third party designated by the Insurer:
     If the Insured is transferring ownership of the related Covered Policy, then on or before the Payment Date, the Insured shall provide evidence that (i) the Insured has filed, or if the Insured is not authorized to so file, has caused the relevant party so authorized to file, in accordance with the terms of such Covered Policy, a change of ownership form with the Life Insurance Carrier that issued such Covered Policy requesting the ownership of such Covered

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Policy be changed to the Insurer or such third party, (ii) the secured party(ies) under each security agreement, collateral assignment and/or other instrument, agreement or document granting a lien or other encumbrance on such Covered Policy or the proceeds thereof shall have assigned to the Insurer or its designee, on commercially reasonable terms acceptable to the Insurer, all of its rights as a secured party with respect to such Covered Policy under such security agreement, collateral assignment and/or other instrument, agreement or document, (iii) the Insured has taken all commercially reasonable and lawful actions to cause the relevant Life Insurance Carrier to issue a verification of coverage indicating that ownership of such Covered Policy has been changed to the Insurer or such third party designee, along with the original Covered Policy and all amendments and endorsements thereto and any other documentation related to such Covered Policy (but no verification of coverage need have been issued at that time) and (iv) solely if received by the Insured on or prior to the Payment Date, a verification of coverage issued by the Life Insurance Carrier indicating that ownership of such Covered Policy has been changed to the Insurer or such third party designee. The Insured hereby (a) represents, warrants and covenants to the Insurer, as of the date hereof and as of the date of transfer of such Covered Policy to the Insurer or its designee that the Insured has taken all commercially reasonable and lawful actions to cause the relevant Life Insurance Carrier to issue a verification of coverage; and (b) covenants to the Insurer as of the date of transfer of such Covered Policy to the Insurer or its designee that (1) the Insurer has full ownership of such Covered Policy, (2) the Insured is transferring such Covered Policy to the Insurer free and clear of any lien or encumbrance and (3) the Insured shall take commercially reasonable and lawful actions that may be requested by the Insurer to allow such Covered Policy to be sold or otherwise disposed of by the Insurer or its designee free and clear of any lien or encumbrance. In the event that the Insured is found to be in breach of any of these representations, warranties or covenants, the Insured shall repay to the Insurer the Outstanding Loan Balance paid to the Insured pursuant to this Proof of Loss. If the Insured is transferring ownership of the related Beneficial Interest, then on or before the Payment Date, the Insured shall provide (i) an agreement among all of the beneficiaries of the related Trust, each Trustee and each co-Trustee thereof evidencing that ownership of the related Beneficial Interest has been changed to the Insurer or a third party designated by the Insurer and that each Trustee and each co-Trustee of the related Trust has agreed not to take action with regard to such Trust or such Covered Policy without the prior consent of the Insurer or such third party designee, (ii) evidence that the secured party(ies) under each security agreement, collateral assignment and/or other instrument, agreement or document granting a lien or other encumbrance on such Beneficial Interest or the related Covered Policy or the proceeds thereof have assigned to the Insurer or its designee, on commercially reasonable terms acceptable to the Insurer, all of its rights as a secured party with respect to such Beneficial Interest and such related Covered Policy and the proceeds thereof under such security agreement, collateral assignment and/or other instrument, agreement or document, (iii) the Insured has taken all commercially reasonable and lawful actions to cause the relevant Life Insurance Carrier to issue a verification of coverage indicating that ownership of such Covered Policy resides with the Trust (but no verification of coverage need have been issued at that time), (iv) solely if received by the Insured on or prior to the Payment Date, a verification of coverage issued by the Life Insurance Carrier indicating that ownership of such Covered Policy resides with the Trust, (v) the related Trust certificate, if any, and (vi) copies of each Trustee’s and each co-Trustee’s books and records that reflect that the Insurer or its third party designee is the sole beneficiary of the Trust. The Insured hereby represents, warrants and covenants to the Insurer as of the date of transfer of such Beneficial Interest to the Insurer or its designee (a) the Insurer has full ownership of such Beneficial Interest, (b) such Beneficial Interest and the related Covered Policy are free and clear of any lien or encumbrance, (c) nothing shall prohibit the Insurer, such third party designee

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
or any other Person to whom the Beneficial Interest is transferred, from having the related Covered Policy removed from the related Trust and transferred to the Insurer, such third party designee or such other Person and (d) the Insured shall take commercially reasonable and lawful actions that may be requested by the Insurer to allow such Beneficial Interest or related Covered Policy to be sold or otherwise disposed of by the Insurer or its designee free and clear of any lien or encumbrance. In the event that the Insured is found to be in breach of any of these covenants, the Insured shall repay to the Insurer the Outstanding Loan Balance paid to the Insured pursuant to this Proof of Loss.
     The Insured certifies that the information contained in this Proof of Loss is complete, true, correct and not misleading.

IMPERIAL PFC FINANCING II, LLC
By:
Name:
Title:

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Form of Exhibit 1 to Form of Exhibit B Proof of Loss
Calculation of Outstanding Loan Balance

(1)  Covered Loan Amount
(as adjusted downward, on a dollar for dollar basis, if the amount of covered life insurance premium actually borrowed under such Covered Loan as of such calculation date is less than the Covered Life Insurance Premium):

(2) Coverage Certificate Effective Date:

(3) Maturity Date:

(4) Insured’s estimate of Payment Date:

(5) Loan Rate:

(6)  Aggregate Interest Amount (calculated separately for each advance) accrued from and including the date on which each such advance is made through the Payment Date (adjusted, if necessary, in accordance with Section IV.C):

(7) Sum of all Settlement Amounts:

(8)  Sum of all other amounts paid to the Retail Lender to decrease the outstanding balance of the related Covered Loan Amount and which the Retail Lender has not been required to return or repay under any applicable law (including bankruptcy or insolvency laws), but excluding amounts paid to the Retail Lender to decrease the outstanding loan balance of such Covered Loan in an aggregate amount up to but not exceeding the portion of such Covered Loan secured by Additional Collateral:

(9) Outstanding Loan Balance, which equals (1) above plus (6) above minus (7) above minus (8) above:

Ex. 1-1
© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT C
FORM OF APPLICATION FOR LENDER PROTECTION INSURANCE COVERAGE
IMPERIAL PFC FINANCING II, LLC
191 Peachtree Street NE
Suite 3300
Atlanta, Georgia 30303
[INSERT DATE]
To:	Lexington Insurance Company 70 Pine Street, 5th Floor New York, New York 10270 Facsimile: (212) 943-4054 Attention: Surveillance Manager

Re:	Application For Lender Protection Insurance Coverage

1.	This Application For Lender Protection Insurance Coverage, pursuant to the Lender Protection Insurance Policy, Policy Number 7113491 (the “Policy”), with an effective date of September 14, 2009, is hereby submitted to Lexington Insurance Company. Capitalized terms used in this Application For Lender Protection Insurance Coverage and not otherwise defined herein shall have the meaning set forth in the Policy.

2.	The following information is hereby provided in connection with this application:
General Information

Number of Covered Policies on Covered Loan:

Covered Loan Number:

Covered Loan Amount:

Covered Expenses:

Total Loan Amount:

Loan Rate:

Proposed Coverage Certificate Effective Date:

Proposed Maturity Date:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Retail Borrower’s State of Domicile As of the Effective Date of the Retail Loan or the Proposed Retail Loan:

First Covered Policy

Covered Policy ID:

Life Insurance Carrier:

Covered Policy Number:

State of Residence of Underlying Life (as indicated in the proposed Covered Policy or, if not yet issued, in the related life insurance policy application):

State of Residence or Domicile of Life Insurance Policy Owner (as indicated in the proposed Covered Policy or, if not yet issued, in the related life insurance policy application):

Proposed Total Life Insurance Premium:

Proposed Covered Life Insurance Premium:

Death Benefit:

Second Covered Policy (if applicable)

Covered Policy ID

Life Insurance Carrier:

Covered Policy Number:

State of Residence of Underlying Life (as indicated in the proposed Covered Policy or, if not yet issued, in the related life insurance policy application):

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

State of Residence or Domicile of Life Insurance Policy Owner (as indicated in the proposed Covered Policy or, if not yet issued, in the related life insurance policy application):

Proposed Total Life Insurance Premium:

Proposed Covered Life Insurance Premium:

Death Benefit:

3.	Imperial PFC Financing II, LLC hereby represents and warrants to the Insurer, both as of the date of this Application For Lender Protection Insurance and as of the date (if any) on which the Insurer issues the corresponding Coverage Certificate, that it has a place of business located within the State of Georgia.
4.	Imperial PFC Financing II, LLC hereby represents and warrants to the Insurer, both as of the date of this Application For Lender Protection Insurance and as of the date (if any) on which the Insurer issues the corresponding Coverage Certificate, that to the actual knowledge of the Insured or any of its Authorized Officers (i) no proposed Covered Policy that is listed above has been Contested, (ii) the Life Insurance Carrier(s) that issued or will issue each proposed Covered Policy listed above has not made any written allegation or objection that could reasonably be expected to result in a Contest or that could reasonably be expected to lead to questions regarding the validity of any such life insurance policy (including without limitation questions regarding insurable interest) and (iii) no proposed Covered Policy listed above, related Covered Loan or related premium finance loan is the subject of a Prohibited Act.
5.	Imperial PFC Financing II, LLC certifies that the information contained in this Application For Lender Protection Insurance Coverage is complete, true, correct and not misleading.
Upon your acceptance of the Covered Loan described above for coverage under the Policy, please issue a corresponding Coverage Certificate.

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IMPERIAL PFC FINANCING II, LLC
By:
Name:
Title:

© Chartis Inc. All rights reserved.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
EXHIBIT B
COPY OF CONTINGENT POLICY
(see attached)

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
NATIONAL FIRE & MARINE INSURANCE COMPANY
3024 Harney Street
Omaha, Nebraska 68131
THIS CONTRACT IS REGISTERED AND DELIVERED AS A SURPLUS LINE
COVERAGE UNDER THE SURPLUS LINE INSURANCE LAW O.C.G.A. CHAPTER
33-5.
CONTINGENT LENDER PROTECTION INSURANCE POLICY
POLICY NUMBER: 92SRD102526
DECLARATIONS

Item 1. Insured’s Name:	Imperial PFC Financing 11, LLC
Insured’s address:	191 Peachtree Street NE Suite 3300 Atlanta, Georgia 30303 Attention: David Manchester

Item 2. Effective Date:	September 14, 2009

Item 3. Term:	Continuous from the Effective Date until the earlier of: (I) the date of the second (2nd) anniversary of the Effective Date or (ii) the date this Policy is terminated. (See “Section IV — Termination” for more detail regarding termination.)

Item 4. Limit of Liability:	The Limit of Liability shall be the amount set forth as such in the applicable Coverage Certificate.

Item 5. Contingent LPIC
Premium:	For each Covered Loan, the Contingent LPIC Premium shall be the amount set forth as such in the applicable Coverage Certificate.
     All Contingent LPIC Premium is exclusive of any premium tax, any intermediary commission and any other applicable taxes, fees or surcharges, all of which (if applicable) shall be the sole responsibility of the Insured or its Surplus Lines Broker.

Item 6. Surplus Lines Broker:	William Lee Mershon
Mailing Address:	Hays Companies 80 S. 8th Street, Suite 700 Minneapolis, MN 55402

License No.:	Georgia License No. 665715

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NATIONAL FIRE & MARINE INSURANCE COMPANY
By:
Authorized Representative
Signed on September 14, 2009

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

NATIONAL FIRE & MARINE INSURANCE COMPANY
3024 Harney Street
Omaha, Nebraska 68131
THIS CONTRACT IS REGISTERED AND DELIVERED AS A SURPLUS LINE
COVERAGE UNDER THE SURPLUS LINE INSURANCE LAW O.C.G.A. CHAPTER
33-5.
CONTINGENT LENDER PROTECTION INSURANCE POLICY
POLICY NUMBER: 92SRD102526
In consideration of the Insurer’s receipt of the Contingent LPIC Premium, in reliance on the representations, warranties, acknowledgements and covenants of the Insured contained herein, and in accordance with and subject to the terms, conditions, limitations and exclusions contained or incorporated by reference herein, including the Declarations and any exhibits, schedules, endorsements or other documents attached hereto or incorporated herein by reference, which together shall constitute this Contingent Lender Protection Insurance Policy (this “Policy”), National Fire & Marine Insurance Company (the “Insurer”) and Imperial PFC Financing 11, LLC (the “Insured”) agree as follows:
Section I. Insuring Agreement
Upon and as of the occurrence of a Credit Event:
A.	the Insurer hereby agrees to be liable to the Insured under this Policy for all then outstanding and future obligations of the Original LPIC Insurer under the Original LPIC Policy as if such obligations were set forth in this Policy;

B.	the Insurer shall be deemed to have all rights of the Original LPIC Insurer under the Original LPIC Policy;

C.	the Insured may submit any Proof of Loss relating to any then outstanding Coverage Certificate directly to the Insurer hereunder and the Insurer shall proceed to evaluate any such claim as the “Insurer” with respect thereto; provided that, under no circumstances shall the Insurer be required to pay any related claim with less than three (3) Business Days notice; provided further, that if the Insured or LPIC Servicer submits a Proof of Loss to the Insurer, then subject to the terms and conditions of this Policy the Insurer shall, within thirty (30) days after its receipt of such related Proof of Loss, pay to the Insured, via electronic funds transfer to the Insured’s Account the applicable Outstanding Loan Balance as of the related Payment Date, and

D.	the Insurer hereby agrees that it shall (i) be deemed to have issued all Coverage Certificates previously issued by the Original LPIC Insurer under the Original LPIC Policy that were outstanding as of the moment prior to the occurrence of the Credit Event and for which it has received the related Contingent LPIC Premium and (ii) honor any and all notices and legal actions previously undertaken by the Original LPIC Insurer under or in connection with the Original LPIC Policy and/or the LPIC Services and

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Remarketing Agreement dated as of the Effective Date, as the same may be amended, supplemented or otherwise modified in accordance with its terms.
Section II. Contingent LPIC Premium
A.	With respect to each Covered Loan, the Insurer’s receipt of the Contingent LPIC Premium on or before the Coverage Certificate Effective Date is a condition precedent to any coverage being provided by this Policy for such Covered Loan; provided, however, that the Insurer’s receipt of such Contingent LPIC Premium no later than three (3) Business Days following the related Coverage Certificate Effective Date shall be deemed to satisfy such condition precedent with regard to the related Covered Loan.

B.	All Contingent LPIC Premium shall be paid to the Insurer by wire transfer in immediately available funds, free and clear of any setoff, counterclaim or other deduction.

C.	All Contingent LPIC Premium is exclusive of any premium tax, any intermediary commission and any other applicable taxes, fees or surcharges, all of which (if applicable) shall be the sole responsibility of the Insured or its Surplus Lines Broker.

D.	All Contingent LPIC Premium shall be fully earned upon receipt by the Insurer, and the Insured shall not be entitled to a return of any Contingent LPIC Premium other than as required by Section VIII.J.
Section III. Conditions Precedent to Coverage; Confirmation
A.	Coverage under this Policy is subject to receipt by the Insurer of a fully executed copy of the Original LPIC Policy as in effect on the Effective Date.

B.	With respect to each Coverage Certificate, coverage under this Policy is strictly subject to satisfaction of the conditions precedent that: (i) the Original LPIC Insurer has issued the applicable Coverage Certificate, (ii) the Insurer has received the applicable Contingent LPIC Premium and (iii) the Original LPIC Insurer has received the applicable LPIC Premium in accordance with the Original LPIC Policy.

C.	As and when Coverage Certificates are issued by the Original LPIC Insurer under the Original LPIC Policy, the Insured shall submit a bordereau (each a “Periodic Bordereau”) to the Insurer listing, among other things, by Certificate Number, the Coverage Certificates issued by the Original LPIC Insurer during the period since the last such Periodic Bordereau was so submitted, together with the Contingent LPIC Premium paid to the Insurer with respect thereto. The Insurer shall review each Periodic Bordereau and shall countersign the same and return a copy thereof to the Insured on a monthly batch basis to confirm receipt of the applicable Contingent LPIC Premium and to confirm coverage for such Coverage Certificates under this Policy; provided that, any failure of the Insurer to so countersign and return any such Periodic Bordereau shall not create coverage under this Policy in respect of any Coverage Certificate that would not otherwise exist or reduce or negate any such coverage.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Section IV. Termination
This Policy shall be continuous from the Effective Date until the earlier of: (i) the date of the second (2nd) anniversary of the Effective Date or (ii) the date this Policy is terminated pursuant to this Section IV. The Insurer shall have the right to terminate this Policy any time after November 1, 2009, upon 30 days written notice to the Insured. Termination of this Policy shall not affect (x) coverage in respect of any Coverage Certificate issued to the Insured by the Original LPIC Insurer prior to the effective date of such termination or (y) the confidentiality provisions set forth in Section VII.G. of the Original LPIC Policy and incorporated herein by reference, which shall survive the termination of this Policy.
Section V. Representations, Warranties, Covenants and Acknowledgements
A.	The Insurer represents and warrants to the Insured as follows:
(1)	The Insurer is an insurance company duly organized and validly existing under the laws of the State of Nebraska.

(2)	The Insurer has all requisite power and authority to enter into this Policy, and to perform its obligations under this Policy.

(3)	The execution and delivery by the Insurer of this Policy, and the performance by the Insurer of its obligations under this Policy, have been duly authorized as necessary and are valid and binding obligations of the Insurer enforceable against it in accordance with its terms, subject to (a) limitations imposed by any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors’ rights generally and (b) the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).
B.	The Insured hereby makes each of the representations, warranties, covenants and acknowledgments set forth in Section VII of the Original LPIC Policy in favor of the Insurer hereunder as of the Effective Date as if such representations, warranties, covenants and acknowledgements were set forth in this Policy.

C.	The Surplus Lines Broker represents, warrants and covenants to the Insurer that it has complied, and will continue to comply, with all requirements of any applicable insurance code in connection with the procurement of this Policy, including without limitation any applicable requirement relating to the collection and/or payment of taxes, fees or surcharges.
Any breach of the representations, warranties or covenants made or deemed made in this Section V. shall not expand the conditions to payment set forth in Section IV. of the Original LPIC Policy and incorporated by reference herein or the exclusions to payment set forth in Section V. of the Original LPIC Policy and incorporated by reference herein. Notwithstanding the foregoing, each of the Insured and the Surplus Lines Broker acknowledges that the Insurer is entering into this Policy in reliance upon the genuineness of the representations, warranties and covenants made or deemed made in Section V.B. and Section V.C., and the Insurer shall retain

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
all remedies available at law or in equity in connection with any such breach; provided that no right of offset shall exist with regard to any amount due from the Insured to the Insurer as a result of a breach of any representation, warranty or covenant set forth in this Section V or Section VII of the Original LPIC Policy.
Section VI. Definitions
Capitalized terms used and not otherwise defined in this Policy shall have the meaning given to such terms in the Original LPIC Policy. The terms listed below shall have the following meaning and any such term that is also defined in the Original LPIC Policy shall have the meaning set forth below in lieu of the meaning set forth in the Original LPIC Policy:
A.	“Contingent LPIC Premium” means, for each Covered Loan, [*]% of the related Limit of Liability, which amount is set forth in U.S. dollars in the applicable Coverage Certificate.

B.	“Credit Event” means, the occurrence of both of (i) and (ii):
(i)	the Original LPIC Insurer:
(a)	is unable to pay its insurance obligations under the Original LPIC Policy in full as they become due or admits in writing its inability generally to pay its insurance obligations under insurance policies in full as they become due, or

(b)	enters into liquidation, or

(c)	is found to be insolvent in an insolvency proceeding in the United States or a rehabilitator or other similar official is appointed for all or substantially all its assets, or

(d)	becomes subject to a corrective order or similar document issued by an insurance regulator that cites or otherwise references the Original LPIC Insurer’s financial impairment or failure to meet minimum levels of statutory capital or surplus and which prohibits payments of claims as and when due;
and
(ii)	the Original LPIC Insurer does not pay a loss in full when due in connection with a Proof of Loss submitted by the Insured under the Original LPIC Policy; provided that this condition (ii) shall not be satisfied if the Original LPIC Insurer has notified the Insured, on or prior to the date on which such loss payment was due, that the non-payment of all or part of the loss is due to a reason other than the
C.	“Declarations” means the declaration pages attached to the front of this Policy.

D.	“Effective Date” has the meaning set forth in Item 2 of the Declarations.

E.	“Free Look Period” means the period during which a Retail Borrower or its assignee

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
may, pursuant to the terms of a Covered Policy or applicable law, cancel such Covered Policy and receive a refund of all premiums previously paid thereunder.

F.	“Insured” has the meaning set forth in the preamble of this Policy.

G.	“Insured’s Account” means a bank account of the Insured located in located in the State of Georgia with the following account information:
Bank:
ABA:
Account Number:
Account Name:
Type of Account:
H.	“Insurer” has the meaning set forth in the preamble of this Policy.

I.	“LPIC Premium” means, for each Covered Loan, the amount set forth as such in the applicable Coverage Certificate.

J.	“Original LPIC Policy” means, as of any date, Lender Protection Insurance Policy, Policy No. 7113491 issued by the Original LPIC Insurer and effective September 14, 2009, as the same may be amended, endorsed, supplemented or otherwise modified from time to time through (i) such date or (ii) if a Credit Event shall occur, the day prior to the day on which the Credit Event occurs.

K.	“Original LPIC Insurer” means Lexington Insurance Company or its successors and permitted assigns under the Original LPIC Policy.

L.	“Periodic Bordereau” has the meaning set forth in Section III.C. of this Policy.

M.	“Policy” has the meaning set forth in the preamble hereof.

N.	“Surplus Lines Broker” has the meaning set forth in Item 6 of the Declarations.

O.	“Term” has the meaning set forth in Item 3 of the Declarations.

P.	“Transaction Documents” means this Policy, the Original LPIC Policy and any Coverage Certificates issued under the Original LPIC Policy and incorporated by reference in this Policy, as any of the foregoing may be amended, supplemented, amended and restated, or otherwise modified from time to time.
Section VII. Confidentiality
The provisions of Section X Confidentiality of the Original LPIC Policy are incorporated herein by reference and the Insurer, and the Insured agree to be bound hereunder by such provisions as if such provisions were otherwise set forth herein.
Section VIII. General Policy Provisions

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Except as otherwise set forth in this Section VIII, the provisions of Section XI General Policy Provisions of the Original LPIC Policy are incorporated herein by reference and the Insurer, and the Insured agree to be bound hereunder by such provisions as if such provisions were otherwise set forth herein.
A.	Assignment: This Policy and any and all rights under this Policy may not be assigned by either party without the prior written consent of the other party; provided, however, that (i) while the Insurer may continue to deal with the Insured in connection with all matters pertaining to this Policy, the Insured may pledge its rights under this Policy as contemplated by the Wholesale Loan Agreement and the Pledge and Security Agreement and (ii) the Insurer may assign this Policy and any and all rights under this Policy to another U.S. domiciled member of the Berkshire Hathaway group of insurance companies without the prior written consent of the Insured so long as such other member company, at the time of transfer has a credit rating from either Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. or Moody’s Investors Services, Inc. equal to or better than that of the Insurer at the time of such assignment. The Insurer shall not be bound by any assignment or transfer of interest that takes place without its prior written consent.

B.	Changes and Waivers: This Policy may be amended, changed or modified, and the terms hereof may be waived, only by a written instrument signed by each of the Insured and the Insurer or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

C.	Third Parties: This Policy shall not be deemed to give any right or remedy whatsoever to any Person other than the Insured or the Insurer unless said right or remedy is specifically granted to such Person by the terms hereof.

D.	Entire Agreement: This Policy contains the full and complete understanding and agreement between the parties hereto with respect to the subject matter hereof. The parties acknowledge that neither is entering into this Policy in reliance upon any term, condition, representation or warranty not stated herein or incorporated by reference and that this Policy replaces any and all prior agreements whether oral or written, pertaining to the subject matter hereof.

E.	Construction: It is understood and agreed that this Policy is a manuscript policy that has been negotiated at arm’s length and on equal footing as between the Insured and Insurer, that both parties are sophisticated and that both parties fully understand and agree to all the terms and conditions contained in this Policy. Accordingly, in any dispute concerning the meaning of this Policy, or any term or condition hereof, such dispute shall be resolved without any presumption or rule of construction in favor of either party or any related or similar doctrine.

F.	Bankruptcy: An Event of Bankruptcy with respect to the Insured or any other Person shall not relieve the Insurer of any of its obligations hereunder.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
G.	Notices: Except as set forth in Section VIII.I. below, any communication required to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if sent to the insured or to the insurer, as applicable, at Die address facsimile number shown below, unless a change in address is received by the notifying party.

If to the Insurer:

National Fire & Marine Insurance Company 100 First Stamford Place Stamford, CT 06902 Facsimile: (203) 363-5221 Attention: General Counsel

If to the Insured:

Imperial PFC Financing II, LLC 191 Peachtree Street NE, Suite 3300 Atlanta, Georgia 30303 Facsimile: (404) 736-3620 Attention: David Manchester

With regard to any notices or other documents referenced in this Policy that are to be delivered to the Insured by any party other than the Insurer, such notices shall be deemed to have been delivered to the Insured in the event that they were delivered to any named agent, servant or employee of the Insured or any other third party appointed by the Insured to perform any duties on behalf of the Insured in connection with this Policy.

H.	Governing Law: This Policy shall be interpreted and all disputes and controversies arising under or related to this Policy shall be governed by and decided under the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles that would require or allow for the application of any other jurisdiction’s law.

I.	Service of Suit: Subject to Section XI.M. of the Original LPIC Policy and incorporated herein by reference, in the event of failure of the Insurer to pay any amount claimed to be due hereunder, the Insurer, at the request of the Insured, will submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this condition constitutes or should be understood to constitute a waiver of the Insurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. Service of process in such suit may be made upon General Counsel, National Fire & Marine Insurance Company, 100 First Stamford Place, Stamford, CT 06902 or his or her representatives, with a copy to National Fire & Marine Insurance Company, 3024 Harney Street, Omaha, NE 68131, Attention: President. In any suit instituted against the Insurer upon this Policy, the Insurer shall abide by the final decision of such court or of any appellate court in the event of any appeal.

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
Further, pursuant to any statute of any state, territory, or district of the United States which makes provision therefor, the Insurer hereby designates the Superintendent, Commissioner, or Director of Insurance, other officer specified for that purpose in the statute, or his or her successor or successors in office as its true and lawful attorney upon whom may be served any lawful process in any action, suit, or proceeding instituted by or on behalf of the Insured or any beneficiary hereunder arising out of this Policy, and hereby designates the above named counsel as the individual to whom the said officer is authorized to mail such process or a true copy thereof.

J.	Unwinding of Covered Policies: Notwithstanding any other provision in this Policy, if, after the issuance of a Coverage Certificate, the applicable Retail Borrower exercises its right to cancel a Covered Policy relating to the applicable Covered Loan within the applicable Free Look Period, then (1) all coverage under this Policy relating to such Coverage Certificate shall be void ab initio, (2) the Insurer shall return to the Insured all previously received Contingent LPIC Premium relating to such Covered Loan and (3) each of the Insurer and the Insured shall bear its own costs and expenses relating thereto, with no rights to indemnification from the other party for such costs and expenses.

K.	Counterparts: This Policy may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

L.	Validity: Notwithstanding anything to the contrary contained in this Policy or the Original LPIC Policy, the termination of the Original LPIC Policy pursuant to Section VI.G. thereof shall not affect the validity or enforceability of this Policy or each term, condition, limitation and exclusion of the Original LPIC Policy incorporated by reference herein.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
By signing below, the Secretary of the Insurer agrees on behalf of the Insurer to all of the terms of this Policy.

Secretary
NATIONAL FIRE & MARINE INSURANCE COMPANY

This Policy shall not be valid unless signed at the time of issuance by an authorized representative of the Insurer on the Declarations page.
IN WITNESS WHEREOF, each of the Insured and the Surplus Lines Broker has caused this Policy to be signed by its duly authorized representative:

IMPERIAL LIFE FINANCING II, LLC		WILLIAM LEE MERSHON Georgia Surplus Lines License No.: 665715

By:		By:

Name:
Title:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
By signing below, the Secretary of the Insurer agrees on behalf of the Insurer to all of the terms of this Policy.

Secretary
NATIONAL FIRE & MARINE INSURANCE COMPANY

This Policy shall not be valid unless signed at the time of issuance by an authorized representative of the Insurer on the Declarations page.
IN WITNESS WHEREOF, each of the Insured and the Surplus Lines Broker has caused this Policy to be signed by its duly authorized representative:

IMPERIAL LIFE FINANCING II, LLC		WILLIAM LEE MERSHON Georgia Surplus Lines License No.: 665715

By:		By:

Name:
Title:

[* ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
By signing below, the Secretary of the Insurer agrees on behalf of the Insurer to all of the terms of this Policy.

Secretary
NATIONAL FIRE & MARINE INSURANCE COMPANY

This Policy shall not be valid unless signed at the time of issuance by an authorized representative of the Insurer on the Declarations page.
IN WITNESS WHEREOF, each of the Insured and the Surplus Lines Broker has caused this Policy to be signed by its duly authorized representative:

IMPERIAL LIFE FINANCING II, LLC		WILLIAM LEE MERSHON Georgia Surplus Lines License No.: 665715

By:		By:

Name:
Title: